UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22406

Mirae Asset Discovery Funds
(Exact name of registrant as specified in charter)

One Bryant Park, 39th Floor New York, NY	10036
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 205-8300

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds

Annual Report
April 30, 2012

Global Emerging Markets	Sector Leader Fund

Asia	Sector Leader Fund

China	Sector Leader Fund

Brazil	Sector Leader Fund

Global Emerging Markets	Great Consumer Fund

Asia Global Global	Great Consumer Fund Great Consumer Fund Dynamic Bond Fund

i

Shareholder Letter

Dear Shareholder,

The financial markets were challenging during the Funds’ fiscal year ended April 30, 2012 due to a slowdown in global economic activity for most of the period. The situation in Europe had a negative effect on the emerging markets, especially during the latter half of the Funds’ fiscal year. Financial markets around the world trended downward from March through September 2011, with the stock markets of emerging economies generally experiencing greater declines than those of developed markets during the period. Despite strong rallies in October 2011 and the first two months of 2012, emerging market performance, as measured by the MSCI Emerging Markets Index, declined during the Funds’ fiscal year. Investors were reminded that, although emerging market economies have benefited from increasing domestic consumption, stronger sovereign balance sheets and improvements in corporate governance in recent years, they are not insulated from the impact of problems in the developed markets.

The long-term secular trend of rising consumption in emerging economies continues to be a central focus of our investment thesis. We believe that the expansion of the middle class in the world’s emerging markets—in terms of both sheer population size and collective purchasing power—will generate the types of long-term sustainable investment opportunities that the Funds pursue. In January 2012, the Global Great Consumer Fund became our third “Great Consumer” offering. This Fund extends our well-established investment theme to a broader investable universe, as we recognize that certain globally-oriented companies from developed markets are benefiting from the consumption trends taking place in the emerging markets. Additionally, in February 2012, the Global Dynamic Bond Fund was launched, leveraging the many years of international and emerging market fixed income experience of Mirae Asset.

The introduction of these two new Funds is testament to our ongoing optimism about the opportunities appearing as a direct result of the macroeconomic changes underway in the modern emerging markets. As emerging market experts with a global perspective, Mirae Asset pursues excellence in investment management to help our clients achieve their long-term objectives. With our roots in Asia and offices throughout the world, we keep emerging markets at the center of our investment focus. We believe that the world’s emerging economies provide significant long-term investment opportunities and we hope that you share our enthusiasm for the future.

Sincerely,

Peter Graham

President

Mirae Asset Discovery Funds

ii

GEM Sector Leader Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2012

Manager Commentary

The Mirae Asset Discovery Funds Global Emerging Markets Sector Leader Fund (Class I shares) returned -13.85% for the period May 1, 2011 through April 30, 2012. During the same period, the Fund’s benchmark index, the MSCI Emerging Markets Index returned -12.34%.

Global markets continued to experience unprecedented volatility during the Fund’s fiscal year. From the very start of the fiscal year, markets were headed downwards as concerns over the sluggish job market recovery in the U.S. and the European debt crisis began to escalate. Political gridlock and policy paralysis in both the U.S. and Europe increasingly defined the year for global markets. The resulting loss of a AAA credit rating for the U.S. and spiraling sovereign yields in several European countries added to the volatility.  Some widely followed indicators of volatility spiked in August of 2011 and stayed at elevated levels through the end of the year. The bright spot in global markets was with U.S. corporations, many of which continued to report quarterly earnings data that were better than expected. Action from the European Central Bank to add liquidity through its long-term refinancing operation led to a strong start in equity markets during the first quarter of 2012. This, however, proved short-lived as the underlying structural issues in Europe resurfaced again, the U.S. job market continued to be very fragile and focus on fiscal concerns in the U.S. started to come into the scene.

Despite improved fundamentals, emerging markets underperformed developed markets during the period. Inflationary pressure from the previous year came under control and the focus began to switch towards the possibility of monetary easing in several emerging markets countries, including China. Of the key emerging markets, Brazil and Russia both underperformed, while China performed in line with the emerging markets, each as measured against the MSCI Emerging Markets Index. The outperformers included countries with attractive domestic growth fundamentals such as Indonesia, Thailand, South Africa and Mexico. In line with this trend, it was the consumer-focused sectors and the defensive telecom sector that outperformed during the period. Cyclical sectors were underperformers.

We expect that markets will remain volatile due to heightened concerns as the structural issues in Europe remain unresolved and the U.S. recovery appears to be shallow. The upcoming elections, continued policy paralysis and fiscal issues in the U.S. will add to concerns.  Another round of quantitative easing (monetary policy actions intended to stimulate the U.S. economy, also known as “QE”) in both the U.S. and Europe are increasingly being mentioned, but, as before, these would be only temporary measures that do not address the real underlying issues. Finally, although we believe that the significant resources at China’s disposal will eventually lead to a soft landing, there are also concerns regarding the global impact on emerging market growth.  Our focus remains unchanged in that we have kept the Fund exposed to defensive growth stocks which are primarily found in the domestically focused and consumer oriented industries. The Fund also remains underweight in cyclical sectors.

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

GEM Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

INVESTMENT OBJECTIVE

The GEM Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/12)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALGX)	-14.00%	-1.26%	8.06%	1.85%
Class A (with sales charge)[b]	-18.93%	-4.86%	8.06%	1.85%
Class C (MCLGX)	-14.70%	-2.04%	8.75%	2.60%
Class C (with sales charge)[c]	-15.51%	-2.04%	8.75%	2.60%
Class I (MILGX)	-13.85%	-0.99%	4.64%	1.60%
MSCI Emerging Markets Index [d]	-12.34%	0.75%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the GEM Sector Leader

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit http://investments.miraeasset.us.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 29, 2011. However, Mirae Asset USA has agreed to contractual waivers in effect through August 31, 2012 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2012 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Asia Sector Leader Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2012

Manager Commentary

The Mirae Asset Discovery Funds Asia Sector Leader Fund (Class I shares) returned -12.91% for the period May 1, 2011 through April 30, 2012. During the same period, the Fund’s benchmark index, the MSCI All Country Asia ex-Japan Index, returned -10.15%.

Last year saw unprecedented volatility in the markets, as investor sentiment vacillated sharply between hope and fear. Markets bounced back in May due to a Greece-driven correction, only to pull back due to S&P’s credit downgrade of the U.S. in early August and further escalation of the European debt crisis. The benchmark index lost nearly 30% from May to early October. But the markets bounced back as confidence emerged on policy makers’ ability to handle the crisis in Europe through tools like long-term refinancing operations and hefty monetization by the European Central Bank.

The recovery in Asia was noticeably sharper in China and India on the back of peaking inflation and benign monetary cycles in early 2012. Both Taiwan and Korea also bounced back between 20% and 30% as economic data from the U.S. positively surprised in the first quarter of 2012.

The gains however proved to be short-lived, as cracks re-emerged in Europe in light of national elections in Greece and France and subdued global economic data. Meanwhile, concerns increased about the extent of the slowdown in China on the back of slowing credit and data about power demand. Association of Southeast Asian Nations (ASEAN) countries like Thailand and Indonesia proved more resilient over the year than their Asian peers, with flat returns versus 15%-20% declines for others.

With continued concerns over the future of the European Union and the extent of the slowdown in China, we believe that we will see the developed world muddling through over the next two to three years. Both governments and central banks are positioned not to repeat the Lehman crisis in 2008, even in the face of a possible exit of Greece from the euro.

The growth rate in China has shown signs of a slowdown from historically high levels. Near-term policy stimulus may delicately transition China from an export-driven economy to a service- and consumption-linked economy. Institutional reforms, such as interest rate deregulation, market-linked oil product pricing and currency convertibility are all imperative for the development of China’s markets.

India also requires a serious commitment towards fiscal discipline to help control current inflation problems and ensure potential sustainable growth over the long term.  Korea and Taiwan both offer opportunities to ride consumption trends in China, India, and ASEAN through their range of competitive electronics and consumer sector companies. Thailand and Indonesia may also benefit from rising consumption trends backed by higher soft commodity prices and shifts in manufacturing from Japan.

We believe that our strategy of focusing on companies with attractive medium-term earnings growth potential and reasonable valuations has worked well. In an era of de-leveraging in the developed world volatility in global macro-economic indices would remain high. This, coupled with a potential flood of liquidity provided by the global central banks, could cause investors to pay higher multiples for a less volatile rate of growth.  With this as a backdrop, we are investing the Fund’s assets in companies that have global and sizable regional footprints and that we believe can emerge stronger in these uncertain times.

Asia Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Asia Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

INVESTMENT OBJECTIVE

The Asia Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/12)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALAX)	-13.12%	-2.54%	8.43%	1.80%
Class A (with sales charge)[b]	-18.09%	-6.09%	8.43%	1.80%
Class C (MCLAX)	-13.71%	-3.18%	9.18%	2.55%
Class C (with sales charge)[c]	-14.58%	-3.18%	9.18%	2.55%
Class I (MILAX)	-12.91%	-2.23%	4.89%	1.55%
MSCI Asia ex-Japan Index[d]	-10.15%	1.48%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Sector Leader

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit http://investments.miraeasset.us.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 29, 2011. However, Mirae Asset USA has agreed to contractual waivers in effect through August 31, 2012 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2012 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

China Sector Leader Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2012

Manager Commentary

The Mirae Asset Discovery Funds China Sector Leader Fund (Class I shares) returned -18.98% for the period May 1, 2011 through April 30, 2012. During the same period, the Fund’s benchmark index, the MSCI China Index, returned -11.00%.

Similar to other markets, market movement in China was very volatile in the last 12 months. Until July 2011, overall global stock markets had been in an upward trend, supported by many major nations’ government policies and by a recovery in the U.S. economy.  By August, however, risks emerged from Greece and the Eurozone and worldwide market sentiment sharply retreated.  This resulted in trading activities of the Fund, in attempt to reduce risky positions.  In the midst of this weakening sentiment, China’s equity markets faced another negative factor. The Chinese government began tightening monetary policy in the second half of 2011, and despite a weaker economic outlook, China kept this stance through the end of the year.  After a correction, markets recovered in the fourth quarter of 2011 and the first quarter of 2012, due largely to strong measures enacted in Europe, but markets still think the risks are not completely gone and that risks may re-emerge.

Until July 2011, the Fund’s portfolio had focused on further upside potential, having more aggressive positions with cyclical sectors and mid-cap exposures.  Due to our portfolio positioning, however, the Fund was significantly impacted by the sudden sharp market corrections that occurred in 2011.  Even after adjusting portfolio positioning, to create a more balanced stance, it was difficult to recover the losses the Fund had experienced in the third quarter of 2011.

We think the current market environment is still unstable, mainly due to risks associated with the Eurozone. In addition, we see no growth drivers or catalysts in the near term.  Yet, there are still some favorable prospects in the current market, with overall valuations generally low when compared with historical levels and an anticipated policy-easing by the Chinese government, as well as a turnaround in the economic cycle likely to happen over the medium term.

For the remainder of 2012, we intend to keep the Fund’s current balanced position until the downside risks diminish.  If the China equity market experiences a correction, however, then we intend to focus more on upside capture and add more aggressive positions.

Our three investment themes for 2012 are “earnings visibility,” “policy reform” and “turn-around”.  First, in this type of unstable market condition, our top focus is the transparency and stability of a company’s earnings, particularly for the companies already held in the portfolio.  Second, the Chinese government will undergo a leadership change this year and so the new government is expected to announce new policy plans and reforms that will impact the Chinese economy in the coming five years.  The Fund’s portfolio already has some exposure to what we believe are the potential beneficiaries of the anticipated policy reforms and we will keep focusing on more opportunities in this area.  Lastly, the China market valuation is at a relatively low level now, when compared with past periods, so we believe there will continue to be buying opportunities for companies that are positioned to have strong rebounds when conditions improve.  Although this last point assumes a very opportunistic approach, we believe there is a reasonably high probability of a market rebound in the second half of 2012, so we are also closely monitoring for irrationally undervalued stocks.

China Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

China Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

INVESTMENT OBJECTIVE

The China Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/12)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALCX)	-19.16%	-4.83%	8.57%	1.95%
Class A (with sales charge)[b]	-23.83%	-8.29%	8.57%	1.95%
Class C (MCLCX)	-19.79%	-5.55%	9.20%	2.70%
Class C (with sales charge)[c]	-20.51%	-5.55%	9.20%	2.70%
Class I (MELCX)	-18.98%	-4.69%	5.26%	1.70%
MSCI China Index[d]	-11.00%	-3.23%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the China Sector Leader

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit http://investments.miraeasset.us.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 29, 2011. However, Mirae Asset USA has agreed to contractual waivers in effect through August 31, 2012 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2012 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI China Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of China. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Brazil Sector Leader Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2012

Manager Commentary

The Mirae Asset Discovery Funds Brazil Sector Leader Fund (Class I shares) returned -21.33% for the period May 1, 2011 through April 30, 2012. During the same period, the Fund’s benchmark index, the MSCI Brazil Index, returned -17.88%.

The Fund’s sizeable positions in Fosfertil and BR Properties contributed positively to performance during the period, with the former being acquired by Vale in the second quarter of 2011 and subsequently delisted from the exchange. Our fundamental analysis of Fosfertil’s undervalued asset base proved accurate, with the acquisition premium paid offering fair value to minority shareholders.

The Fund also benefited from a positive view for inflation hedges, with the income property sector our preferred vehicle. Attractive supply-demand dynamics within the office sector in both São Paulo and Rio de Janeiro, and structural interest rate compression have contributed to the significant share price appreciation enjoyed by BR Properties. The company’s merger with BTG-WTorre was announced in the second half of 2011, reaching a conclusion in the first quarter of 2012 and consolidated the company’s status as market leader.

Our continued underweight stance on the oil sector has also contributed to positive performance, with Petrobras continuing to lag the market due to deteriorating return on invested capital, inefficient capital expenditure and disappointing production growth.

Offsetting this was the negative performance delivered by the Fund’s positions within the home building sector. Our belief that the asset value of the companies’ receivables was inaccurately priced by the market proved overly optimistic, as cost overruns and delayed cash flow generation were reported by several sector bellwethers. While we continue to see value in selected developers’ balance sheets, we have adjusted down our expectations to reflect increasing operational / execution risk.

The Fund’s underweight position within the consumer staples sector also dragged relative performance, with Ambev delivering significant outperformance. While we continue to see the company’s valuation as stretched, we acknowledge the drivers for outperformance during the past 12 months, including market leadership, pricing power and positive free cash flow generation.

The Fund adopts a preference for secular growth sectors, targeting best-in-class operators with strong and sustainable earnings generation potential, balance sheet strength and a track record of adding value. Our positions within the retail, pharmaceuticals, income properties and mining sectors reflect this.

We look for companies with a history of consistent and above-average returns, which have attractive opportunities to reinvest growth capital, where corporate governance is strong and management is aligned with minority shareholders. This often translates into companies enjoying relevant market shares in industries where barriers to entry are high, and a significant competitive advantage.

The volatility experienced by equities since 2008 has led us to incorporate a broader market view, given rising correlation among global markets. Our base case scenario takes into account the fragile backdrop across the developed markets, most significantly the Eurozone. While significant steps have been taken to improve stability in the European financial sector, we do not see a definitive solution to the structural developed market issue of excess debt and lack of competitiveness. Indeed, we do not believe that a permanent or even a short-term solution to these issues exists.  Rather, we believe that the coming decade will see a gradual rebalancing of capital flows as developed market governments and households de-leverage.

Brazil Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

With this in mind, we believe that companies that have exhibited strong balance sheets, positive cash flow generation and high earnings visibility will be rewarded in the medium- to long-term. The structural fall in nominal and real interest rates that we are seeing in Brazil will boost companies that have long-duration bond-like characteristics and inflation-linked revenue contracts. These include commercial properties, shopping malls and toll roads. Monetary policy easing is likely to attract increasing flows to local equity markets in the long-run, though its impact on the corporate cost of capital will depend in the near-term upon policymakers’ ability to control any resultant inflationary pressures.

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Brazil Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

INVESTMENT OBJECTIVE

The Brazil Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/12)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALBX)	-21.43%	-7.52%	8.39%	1.75%
Class A (with sales charge)[b]	-25.93%	-10.88%	8.39%	1.75%
Class C (MCLBX)	-22.05%	-8.18%	9.16%	2.50%
Class C (with sales charge)[c]	-22.76%	-8.18%	9.16%	2.50%
Class I (MILBX)	-21.33%	-7.49%	5.08%	1.50%
MSCI Brazil Index[d]	-17.88%	-6.33%
MSCI Brazil 10/40 Index[e]	-15.11%	-4.21%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the Brazil Sector Leader

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit http://investments.miraeasset.us.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 29, 2011. However, Mirae Asset USA has agreed to contractual waivers in effect through August 31, 2012 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2012 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Brazil Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of Brazil. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

e

MSCI Brazil 10/40 Index is calculated through an algorithmic adjustment of the weightings of the components of the MSCI Brazil Index, according to certain constraints, as defined by MSCI. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

GEM Great Consumer Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2012

Manager Commentary

The Mirae Asset Discovery Funds Global Emerging Markets Great Consumer Fund (Class I shares) returned -6.35% for the period May 1, 2011 through April 30, 2012. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, returned -12.34%.

Global markets continued to experience unprecedented volatility during the Fund’s fiscal year. From the very start of the fiscal year, markets were headed downwards as concerns over the sluggish job market recovery in the U.S. and the European debt crisis began to escalate. Political gridlock and policy paralysis in both the U.S. and Europe increasingly defined the year for global markets. The resulting loss of a AAA credit rating for the U.S. and spiraling sovereign yields in several European countries added to the volatility.  Some widely followed indicators of volatility spiked in August of 2011 and stayed at elevated levels through the end of the year. The bright spot in global markets was with U.S. corporations, many of which continued to report quarterly earnings data that were better than expected. Action from the European Central Bank to add liquidity through its long-term refinancing operation led to a strong start in equity markets during the first quarter of 2012. This, however, proved short-lived as the underlying structural issues in Europe resurfaced again, the U.S. job market continued to be very fragile and focus on fiscal concerns in the U.S. started to come into the scene.

Despite improved fundamentals, emerging markets underperformed developed markets during the period. Inflationary pressure from the previous year came under control and the focus began to switch towards the possibility of monetary easing in several emerging markets countries, including China. Of the key emerging markets, Brazil and Russia both underperformed, while China performed in line with the emerging markets, each as measured against the MSCI Emerging Markets Index. The outperformers included countries with attractive domestic growth fundamentals such as Indonesia, Thailand, South Africa and Mexico. In line with this trend, it was the consumer-focused sectors and the defensive telecom sector that outperformed during the period. Cyclical sectors were underperformers.

We expect that markets will remain volatile due to heightened concerns as the structural issues in Europe remain unresolved and the U.S. recovery appears to be shallow. The upcoming elections, continued policy paralysis and fiscal issues in the U.S. will add to concerns.  Another round of quantitative easing (monetary policy actions intended to stimulate the U.S. economy, also known as “QE”) in both the U.S. and Europe are increasingly being mentioned, but, as before, these would be only temporary measures that do not address the real underlying issues. Finally, although we believe that the significant resources at China’s disposal will eventually lead to a soft landing, there are also concerns regarding the global impact on emerging market growth.  Our focus remains unchanged in that we have kept the Fund exposed to defensive growth stocks which are primarily found in the domestically focused and consumer oriented industries. The Fund also remains underweight in cyclical sectors.

We continue to observe developments which support the long-term secular theme of rising consumption that is central to the Fund’s investment strategy. Expansion of the emerging markets’ middle class demographic, in terms of both number and collective wealth, has introduced the types of investing opportunities the Fund seeks.

GEM Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

GEM Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

INVESTMENT OBJECTIVE

The GEM Great Consumer Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/12)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MECGX)[b]	-6.61%	7.09%	8.44%	1.85%
Class A (with sales charge)[b,c]	-11.99%	3.20%	8.44%	1.85%
Class C (MCCGX)[b]	-7.40%	6.25%	9.11%	2.60%
Class C (with sales charge)[b,d]	-8.29%	6.25%	9.11%	2.60%
Class I (MICGX)	-6.35%	7.35%	4.70%	1.60%
MSCI Emerging Markets Index[e]	-12.34%	0.75%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the GEM Great Consumer

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit http://investments.miraeasset.us.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 29, 2011. However, Mirae Asset USA has agreed to contractual waivers in effect through August 31, 2012 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2012 can be found in the financial highlights.

b

Class A and Class C Shares were not in existence prior to November 4, 2010. Performance for periods prior to that is based on the historical performance of the Class I Shares and has been adjusted for the expenses applicable to the Class A and Class C Shares.

c	Reflects the 5.75% maximum sales charge.
d	Reflects the 1.00% maximum deferred sales charge.
e

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Asia Great Consumer Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2012

Manager Commentary

The Mirae Asset Discovery Funds Asia Great Consumer Fund (Class I shares) returned -6.34% for the period May 1, 2011 through April 30, 2012. During the same period, the Fund’s benchmark index, the MSCI All Country Asia ex-Japan Index, returned -10.15%.

Last year saw unprecedented volatility in the markets, as investor sentiment vacillated sharply between hope and fear. Markets bounced back in May due to a Greece-driven correction, only to pull back due to S&P’s credit downgrade of the U.S. in early August and further escalation of the European debt crisis. The benchmark index lost nearly 30% from May to early October. But the markets bounced back as confidence emerged on policy makers’ ability to handle the crisis in Europe through tools like long-term refinancing operations and hefty monetization by the European Central Bank.

The recovery in Asia was noticeably sharper in China and India on the back of peaking inflation and benign monetary cycles in early 2012. Both Taiwan and Korea also bounced back between 20% and 30% as economic data from the U.S. positively surprised in the first quarter of 2012.

The gains however proved to be short-lived, as cracks re-emerged in Europe in light of national elections in Greece and France and subdued global economic data. Meanwhile, concerns increased about the extent of the slowdown in China on the back of slowing credit and data about power demand. Association of Southeast Asian Nations (ASEAN) countries such as Thailand and Indonesia proved more resilient over the year than their Asian peers, with flat returns versus 15%-20% declines for others.

With continued concerns over the future of the European Union and the extent of the slowdown in China, we believe that we will see the developed world muddling through over the next two to three years. Both governments and central banks are positioned not to repeat the Lehman crisis in 2008, even in the face of a possible exit of Greece from the euro.

The growth rate in China has shown signs of a slowdown from historically high levels. Near-term policy stimulus may delicately transition China from an export-driven economy to a service- and consumption-linked economy. Institutional reforms, such as interest rate deregulation, market-linked oil product pricing and currency convertibility are all imperative for the development of China’s markets.

India also requires a serious commitment towards fiscal discipline to control current inflation problems and ensure potential sustainable growth over the long term. Korea and Taiwan both offer opportunities to ride consumption trends in China, India, and ASEAN through their range of competitive electronics and consumer sector companies. Thailand and Indonesia may also benefit from rising consumption trends backed by higher soft commodity prices and shifts in manufacturing from Japan.

We believe that our strategy of focusing on companies with attractive medium-term earnings growth potential and reasonable valuations has worked well. In an era of de-leveraging in the developed world volatility in global macro-economic indices would remain high. This, coupled with a potential flood of liquidity provided by the global central banks, could cause investors to pay higher multiples for a less volatile rate of growth.  With this as a backdrop, we are investing the Fund’s assets in companies that have global and sizable regional footprints and that we believe can emerge stronger in these uncertain times.

Asia Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

As a result of our bottom-up stock picking strategy, the Fund, when compared with its benchmark,  remains overweight in Indonesia, China/Hong Kong, and Thailand while it is underweight in Taiwan, India, and Korea. We focus on consumption in the mid-to-high end of the consumer market with the Fund’s holdings in luxury goods, luxury cars, and gaming in China and Hong Kong stocks. For Indonesia and Thailand, we are more positive on the mid-to-low consumer segments, with the Fund’s holdings in department stores, autos, health care, and brand retailers.  In Korea, we are focusing the Fund’s holdings on those names which will likely benefit from the growth of the regional market, including China, rather than companies exposed primarily to the Korea consumer market itself.

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Asia Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

INVESTMENT OBJECTIVE

The Asia Great Consumer Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/12)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MGCEX)[b]	-6.64%	-2.80%	8.55%	1.80%
Class A (with sales charge)[b,c]	-11.97%	-6.33%	8.55%	1.80%
Class C (MGCCX)[b]	-7.25%	-3.48%	9.32%	2.55%
Class C (with sales charge)[b,d]	-8.18%	-3.48%	9.32%	2.55%
Class I (MGCIX)	-6.34%	-2.52%	4.57%	1.55%
MSCI Asia ex-Japan Index[e]	-10.15%	1.48%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Great Consumer

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit http://investments.miraeasset.us.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 29, 2011. However, Mirae Asset USA has agreed to contractual waivers in effect through August 31, 2012 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2012 can be found in the financial highlights.

b

Class A and Class C Shares were not in existence prior to November 4, 2010. Performance for periods prior to that is based on the historical performance of the Class I Shares and has been adjusted for the expenses applicable to the Class A and Class C Shares.

c	Reflects the 5.75% maximum sales charge.
d	Reflects the 1.00% maximum deferred sales charge.
e

MSCI Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Global Great Consumer Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2012

Manager Commentary

The Mirae Asset Discovery Funds Global Great Consumer Fund (Class I shares) returned 15.60% from January 31, 2012 (the Fund’s inception date) through April 30, 2012. During the same period, the Fund’s benchmark index, the MSCI All Country World Index, returned 4.69%.

The MSCI All Country World Index showed significant strength at the outset of the year, with a roughly 11% rise from January 1 through March 1. European and U.S. equities drove global markets upward, with European equities seeing a meaningful move upwards in January and into February, with the U.S. following. As the first quarter of 2012 came to an end, the markets began to show increased volatility and risk aversion, leading to meaningful swings in the index, and global markets. Following a strong run that began in early October, the S&P 500 Index1 sold off over 4% between April 2 and April 10, following a less dovish tone from the Federal Reserve and European Central Bank, a batch of disappointing economic data, and weaker-than-expected European bond auctions. However, the market rebounded following stronger-than-expected first-quarter earnings results to finish the month down a modest 0.7%.

Surprisingly, while macro concerns appeared to have picked up at the end of April, realized and implied equity volatility remained below historical averages. In credit markets, measures of stress on sovereigns continued to trend downward.

The positive performance of the Fund was driven largely by the Fund’s top 5 holdings, as well as a significant performance from a new issue, Brunello Cucinelli (BC IM). Brunello Cucinelli was added to the Fund’s portfolio in a significantly overweight position at the stock’s initial public offering, and was a source of roughly 500 basis points of outperformance. We see the company as a key long term holding of the Fund, as it exhibits the characteristics we look for in our Great Consumer investment theme.

As it was a shortened period, the Fund’s holdings were relatively constant, and we maintained the Fund’s overweight position in the consumer discretionary sector and consumer staples sector for the entire period. Furthermore, the Fund was overweight key emerging markets relative to the benchmark, roughly in-line with the benchmark weighting for the United States, and underweight Europe. From a portfolio construction standpoint, however, the Fund’s largest holdings were in developed markets, with an emphasis on U.S.-listed companies. As April came to a close, we trimmed the Fund’s positions in higher beta (stock’s volatility in relation to the market) names that were large positions for the portfolio.

Given heightened concerns around the European financial crisis, China’s growth slowing, and the tenuous U.S. recovery, we are focusing in the short term on more defensive positions for the Fund. However, we continue to believe that a concentrated portfolio comprised of globally powerful consumer companies complemented by best-in-class emerging market consumer companies is a strategy with the potential to outperform over the course of the upcoming years, and can be successful in most market environments. As a result, the Fund expects to remain overweight the consumer discretionary sector, as we believe it offers the most meaningful drivers and leverage of growth. We anticipate continuing the Fund’s shift towards U.S.-listed companies in the short and medium term until we see a more favorable risk environment for emerging market stocks. Lastly, we believe the European economies are in a state of long-term difficulty, and will only invest in select companies that we believe offer truly outstanding global growth opportunities.

1   The S&P 500 Index is designed to be a leading indicator of US equities and is meant to reflect the risk/return characteristics of the large cap universe.

Global Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Foreign Securities — foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards that U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Global Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

INVESTMENT OBJECTIVE

The Global Great Consumer Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/12)

	Average Annual Total Returns
	Since Inception	Expense Ratios[a]
	(1/31/12)	Gross	Net
Class A (MGUAX)	15.60%	7.65%	1.85%
Class A (with sales charge)[b]	8.95%	7.65%	1.85%
Class C (MGUCX)	15.30%	8.40%	2.60%
Class C (with sales charge)[c]	14.30%	8.40%	2.60%
Class I (MGUIX)	15.60%	4.24%	1.60%
MSCI All Country World Index[d]	4.69%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the Global Great Consumer

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit http://investments.miraeasset.us.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated January 31, 2012. However, Mirae Asset USA has agreed to contractual waivers in effect through August 31, 2013 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2012 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Global Dynamic Bond Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2012

Manager Commentary

The Mirae Asset Discovery Funds Global Dynamic Bond Fund (Class I shares) returned 0.13% from February 29, 2012 (the Fund’s inception date) through April 30, 2012. During the same period, the Fund’s composite reference index, 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays U.S. Emerging Markets Bond Index, returned 0.99%.

At the time the Fund was launched, the application of our investment approach led us to significant exposure in strategic assets (emerging market bonds and global high yield) among the Fund’s holdings. The Fund’s initial portfolio was composed of 10% emerging markets local currency bonds, denominated in Russian rubles, Indian rupees, Turkish lira, Mexican pesos, and Brazilian reals; 27% of Fund holdings were in emerging markets sovereign issues, with an elevated focus on Eastern Europe; 23% of Fund holdings were in emerging market corporate bonds, mainly from issuers in Asia and Latin America; 9.5% of the Fund was exposed to the U.S. high yield market via exchange traded funds (ETFs), and the remaining Fund allocation was to short-term U.S. Treasuries.

In March 2012, Argentina announced the nationalization of its oil company, YPF (Yacimientos Petrolíferos Fiscales), which was owned by the Spanish firm Repsol. We reduced the Fund’s exposure to Argentine credit in April but the impact was still felt as that bond’s price fell more than 10%. April was a very stable month with no significant changes in the foreign exchange (FX) and credit markets.

Our view of the global financial market remained positive during the period.  On the other hand, our view of interest rates in the developed countries was negative during the last two months of management. Therefore, the Fund’s overall exposure to strategic assets was as high as 75% during the period, but the Fund’s exposure to defensive assets (developed market bonds) was composed mainly of short-term U.S. Treasuries. This position was based on our expectation that the European fiscal situation could be manageable in the near term and that a significant realization of the structural problems would be delayed until the end of the year.

But the recent development ignited by the Greek election made our overall economic outlook more complicated. As investors’ perception of increased sovereign risk in Europe raises the risk of widespread, sudden withdrawals, we believe that the probability of a banking crisis in Europe is increasing. Even though there are many tools which bankers and governments could theoretically implement to mitigate a potential banking crisis, we believe that the likely political conflicts and slow responses have the potential not only to delay a solution, but to make the situation even more difficult to resolve.  European banks are the source of more than half of global financing in emerging economies, so the situation in Europe has direct implications on emerging markets currencies and the debt securities denominated in them. Until the situation in Europe becomes more stable, we will continue to maintain the Fund’s limited exposure to strategic assets as well as monitor the bond markets for an opportunity to re-enter those sectors.

As of April 2012, we observe a major unknown factor in the markets in which the Fund invests, specifically the financial status of Spain. We currently think Spain has no option but to accept bail-out support from the European Central bank or the European stability mechanism. But such a decision will be made only after Greece decides whether or not to enact continued austerity measures. The Spanish problem is a kind of banking crisis in our view and such a problem should, in our opinion, be handled at the level of the European Union, rather than at the single-country level.

Global Dynamic Bond Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

If excessive amounts of liquidity are injected into the global banking system to help support European economies after June, we believe such liquidity will prove to be in vain, because excess liquidity cannot compensate for the scarcity of fundamental demand, which we consider the greater problem. But over the medium term, we think asset prices will likely be supported with cash injections.  Moreover, a U.S. recovery could allow short-term euphoria, which we view as a potential positive catalyst for global financial markets.

As overall interest rates for global government bonds are extremely stretched by our estimation, we do not find any reason to expose the Fund to those markets in the current environment. We expect to keep the Fund’s exposure to cash at a relatively high level until the global macroeconomic situation ameliorates. In the current environment, we believe emerging markets sovereign and corporate issues may show lower volatility than the other strategic sectors in which the Fund invests. Moreover, we believe that emerging market issues denominated in local currency can present a better investing opportunity if the European banking stabilizer is effectively deployed. Finally, in the current environment, we believe the risk-return profile for the global high yield market will allow long-term carry.

Risk Factors

Fixed Income Securities (bonds) tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Asset Allocation – the Fund’s ability to achieve its investment objective will depend, in part on the investment manager’s ability to select the best asset allocation of assets across the various developed and emerging markets. There is a risk that the investment manager’s evaluations and assumptions may be incorrect in view of actual market condition.

Credit – the issuer of a fixed income security, or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Derivative – the Fund may utilize derivatives for hedging purposes, to enhance returns or to obtain exposure to various market sectors. The risks of derivatives include liquidity, interest rate, market, credit and management risks. The instrument may be also mispriced or improperly valued, and the Fund could lose more than the principal amount invested. Unpredictable or rapid changes in the currency markets could also negatively affect the value of currency derivatives, such as currency forward/futures contracts.

Foreign Securities – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards that U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Global Dynamic Bond Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2012

INVESTMENT OBJECTIVE

The Global Dynamic Bond Fund seeks to achieve total return as its primary investment objective. As a secondary investment objective, the Fund seeks capital preservation.

FUND PERFORMANCE (AS OF 4/30/12)

	Average Annual Total Returns
	Since Inception	Expense Ratios[a]
	(2/29/12)	Gross	Net
Class A (MAGDX)	0.09%	6.78%	1.28%
Class A (with sales charge)[b]	-4.40%	6.78%	1.28%
Class C (MCGDX)	-0.01%	7.53%	2.03%
Class C (with sales charge)[c]	-1.01%	7.53%	2.03%
Class I (MDBIX)	0.13%	3.30%	1.03%
Barclays U.S. Emerging Markets Bond Index[d]	1.72%
Barclays Global Treasury Majors Index (USD Hedged)[e]	0.27%
Blended Benchmark Index[f]	0.99%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the Global Dynamic Bond

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit http://investments.miraeasset.us.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated February 29, 2012 and includes the indirect expenses of investing in acquired funds. However, Mirae Asset USA has agreed to contractual waivers in effect through August 31, 2013 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2012 can be found in the financial highlights.

b	Reflects the 4.50% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

Barclays U.S. Emerging Markets Bond Index includes fixed-and floating-rate USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. For the index, an emerging market is defined as any country that has a long term foreign currency debt sovereign rating of Baa1/BBB+/BBB+ or below, using the middle rating of Moody’s, S&P, and Fitch. It is not possible to invest directly in an index.  The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

e

Barclays Global Treasury Majors Index (USD Hedged) tracks fixed-rate local currency government debt of major developed market countries. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

f	The benchmark is an equally-weighted blended composite of (1) Barclays U.S. Emerging Markets Bond Index and (2) Barclays Global Treasury Majors Index (USD Hedged).

MIRAE ASSET DISCOVERY FUNDS
Expense Examples

(unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at November 1, 2011 and held for the entire period from November 1, 2011 through April 30, 2012 (unless otherwise noted).

The Actual Expense figures in the table below provides information about actual account values and actual expenses.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Actual Ending Account Value	Hypothetical Ending Account Value	Actual Expenses Paid During Period(1)	Hypothetical Expenses Paid During Period(1)	Annualized Expense Ratio During Period
Fund		11/1/11	4/30/12	4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12	11/1/11 - 4/30/12

GEM Sector Leader Fund	Class A	$1,000.00	$1,061.90	$1,015.66	$9.48	$9.27	1.85%
	Class C	1,000.00	1,056.70	1,011.93	13.30	13.01	2.60%
	Class I	1,000.00	1,062.00	1,016.91	8.20	8.02	1.60%

Asia Sector Leader Fund	Class A	1,000.00	1,106.30	1,015.91	9.43	9.02	1.80%
	Class C	1,000.00	1,102.40	1,012.18	13.33	12.76	2.55%
	Class I	1,000.00	1,106.90	1,017.16	8.12	7.77	1.55%

China Sector Leader Fund	Class A	1,000.00	1,070.70	1,015.17	10.04	9.77	1.95%
	Class C	1,000.00	1,066.30	1,011.44	13.87	13.50	2.70%
	Class I	1,000.00	1,071.80	1,016.41	8.76	8.52	1.70%

Brazil Sector Leader Fund	Class A	1,000.00	969.10	1,016.16	8.57	8.77	1.75%
	Class C	1,000.00	965.40	1,012.43	12.22	12.51	2.50%
	Class I	1,000.00	969.50	1,017.40	7.35	7.52	1.50%

GEM Great Consumer Fund	Class A	1,000.00	1,116.00	1,015.66	9.73	9.27	1.85%
	Class C	1,000.00	1,110.60	1,011.93	13.64	13.01	2.60%
	Class I	1,000.00	1,116.70	1,016.91	8.42	8.02	1.60%

Asia Great Consumer Fund	Class A	1,000.00	1,122.10	1,015.91	9.50	9.02	1.80%
	Class C	1,000.00	1,118.20	1,012.18	13.43	12.76	2.55%
	Class I	1,000.00	1,124.10	1,017.16	8.19	7.77	1.55%

Global Great Consumer Fund(2)	Class A	1,000.00	1,156.00	1,015.66	4.96	9.27	1.85%
	Class C	1,000.00	1,153.00	1,011.93	6.96	13.01	2.60%
	Class I	1,000.00	1,156.00	1,016.91	4.29	8.02	1.60%

Global Dynamic Bond Fund(3)	Class A	1,000.00	1,000.90	1,018.65	2.12	6.27	1.25%
	Class C	1,000.00	999.90	1,014.92	3.39	10.02	2.00%
	Class I	1,000.00	1,001.30	1,019.89	1.70	5.02	1.00%

(1)  Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2)  Information shown reflects values using expense ratios and rates of return for the period January 31, 2012 (date of commencement of operations) through April 30, 2012.

(3)  Information shown reflects values using expense ratios and rates of return for the period February 29, 2012 (date of commencement of operations) through April 30, 2012.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
GEM Sector Leader Fund	April 30, 2012

		Shares	Value
Common Stocks (86.5%)
Agricultural Bank of China Ltd., H Shares (Commercial Banks)		796,000	$376,512
AVI Ltd. (Food Products)		94,899	589,321
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)		2,529	335,598
Banco Bradesco SA (Commercial Banks)		34,400	465,250
BR Properties SA* (Real Estate Management & Development)		39,000	487,142
Capitec Bank Holdings Ltd. (Commercial Banks)		17,100	489,094
Catcher Technology Co. Ltd. (Computers & Peripherals)		31,000	196,432
China Coal Energy Co. Ltd., H Shares* (Oil, Gas & Consumable Fuels)		140,000	159,809
China Construction Bank Corp., H Shares (Commercial Banks)		365,000	282,878
China Overseas Land & Investment Ltd. (Real Estate Management & Development)		140,000	301,866
Ecorodovias Infraestrutura e Logistica SA (Transportation Infrastructure)		28,400	235,350
Even Construtora e Incorporadora SA (Household Durables)		65,600	245,131
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		126,000	391,735
Godrej Consumer Products Ltd. (Personal Products)		32,402	331,491
Hana Financial Group, Inc. (Commercial Banks)		9,800	335,313
Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)		74,000	232,513
Hyundai Motor Co. (Automobiles)		1,518	358,986
Imperial Holdings Ltd. (Distributors)		19,520	424,568
Industrial & Commercial Bank of China Ltd., H Shares (Commercial Banks)		524,000	348,257
Infosys Ltd. (IT Services)		6,994	325,988
IRSA Inversiones y Representaciones SA - Sponsored ADR (Real Estate Management & Development)		22,900	180,452
LSR Group OJSC - Registered GDR (Real Estate Management & Development)		80,540	430,889
Magazine Luiza SA* (Multiline Retail)		62,600	372,893
Mail.ru Group Ltd. - Registered GDR* (Internet Software & Services)		9,200	397,900
New Oriental Education & Technology Group, Inc. - Sponsored ADR* (Diversified Consumer Services)		11,966	319,851
ORION Corp. (Food Products)		523	415,641
PDG Realty SA Empreendimentos e Participacoes* (Household Durables)		78,100	183,630
PetroChina Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)		284,000	422,391
Ping An Insurance Group Co. of China Ltd., H Shares (Insurance)		42,000	349,236
Prada SpA* (Textiles, Apparel & Luxury Goods)		52,500	354,817
PT Bank Mandiri Tbk (Commercial Banks)		474,301	381,232
PT Media Nusantara Citra Tbk (Media)		1,448,500	354,236
PT Summarecon Agung Tbk (Real Estate Management & Development)		1,699,500	319,389
QGEP Participacoes SA (Oil, Gas & Consumable Fuels)		35,700	240,198
Rosneft Oil Co. - Registered GDR (Oil, Gas & Consumable Fuels)		45,450	324,286
Samsonite International SA* (Textiles, Apparel & Luxury Goods)		195,300	377,113
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)		424	519,276
Sands China Ltd. (Hotels, Restaurants & Leisure)		68,800	268,802
Sberbank of Russia (Commercial Banks)		119,935	383,992
Siam Commercial Bank Public Co. Ltd. (Commercial Banks)		56,200	282,393
Sterlite Industries India Ltd. (Metals & Mining)		122,816	245,796
Tata Motors Ltd. (Automobiles)		71,966	430,049
Thai Union Frozen Products PLC (Food Products)		127,900	302,033
The Foschini Group Ltd. (Specialty Retail)		27,915	463,158
Universal Robina Corp. (Food Products)		201,700	310,602
Want Want China Holdings Ltd. (Food Products)		316,000	387,755

TOTAL COMMON STOCKS (Cost $15,107,894)			15,931,244

Preferred Stocks (6.7%)
Itau Unibanco Holding SA - Sponsored ADR (Commercial Banks)		26,600	417,354
Metalurgica Gerdau SA (Metals & Mining)		20,400	248,282
Vale SA - Sponsored ADR (Metals & Mining)		26,050	563,461

TOTAL PREFERRED STOCKS (Cost $1,574,095)			1,229,097

Rights (0.1%)
Thai Union Frozen Products PCL* (Food Products)		25,580	18,931

TOTAL RIGHTS (Cost $—)			18,931

TOTAL INVESTMENTS (Cost $16,681,989) — 93.3%			17,179,272

Net other assets (liabilities) — 6.7%			1,237,760

NET ASSETS — 100.0%			$18,417,032

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
GEM Sector Leader Fund	April 30, 2012

GEM Sector Leader Fund invested in the following industries as of April 30, 2012:			GEM Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2012:

	Value	% of Net Assets		Value	% of Net Assets
Automobiles	$789,035	4.3%	Argentina	$180,452	1.0%
Commercial Banks	3,762,275	20.4%	Brazil	3,458,691	18.8%
Computers & Peripherals	196,432	1.1%	China	2,982,287	16.1%
Distributors	424,568	2.3%	Hong Kong	1,317,220	7.1%
Diversified Consumer Services	319,851	1.7%	India	1,333,324	7.2%
Electronic Equipment, Instruments & Components	232,513	1.3%	Indonesia	1,054,857	5.7%
Food Products	2,024,283	11.0%	Philippines	310,602	1.7%
Hotels, Restaurants & Leisure	660,537	3.6%	Russia	1,537,067	8.4%
Household Durables	428,761	2.3%	South Africa	1,966,141	10.7%
IT Services	325,988	1.8%	South Korea	1,629,216	8.9%
Insurance	349,236	1.9%	Taiwan	428,945	2.4%
Internet Software & Services	733,498	4.0%	Thailand	603,357	3.2%
Media	354,236	1.9%	United States	377,113	2.1%
Metals & Mining	1,057,539	5.7%	Other	1,237,760	6.7%
Multiline Retail	372,893	2.0%
Oil, Gas & Consumable Fuels	1,146,684	6.3%	Total	$18,417,032	100.0%
Personal Products	331,491	1.8%
Real Estate Management & Development	1,719,738	9.3%
Semiconductors & Semiconductor Equipment	519,276	2.8%
Specialty Retail	463,158	2.5%
Textiles, Apparel & Luxury Goods	731,930	4.0%
Transportation Infrastructure	235,350	1.3%
Other	1,237,760	6.7%

Total	$18,417,032	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Sector Leader Fund	April 30, 2012

		Shares	Value
Common Stocks (96.4%)
Agricultural Bank of China Ltd., H Shares (Commercial Banks)		973,000	$460,234
Airports of Thailand Public Co. Ltd. (Transportation Infrastructure)		156,800	315,421
Anhui Conch Cement Co. Ltd., H Shares* (Construction Materials)		67,500	225,089
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)		2,518	334,139
Catcher Technology Co. Ltd. (Computers & Peripherals)		33,000	209,105
China Coal Energy Co. Ltd., H Shares* (Oil, Gas & Consumable Fuels)		199,000	227,158
China Construction Bank Corp., H Shares (Commercial Banks)		412,000	319,303
China Overseas Land & Investment Ltd. (Real Estate Management & Development)		152,000	327,740
DBS Group Holdings Ltd. (Commercial Banks)		31,000	349,158
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		115,000	357,536
Godrej Consumer Products Ltd. (Personal Products)		29,123	297,945
Hana Financial Group, Inc. (Commercial Banks)		9,560	327,101
Hengan International Group Co. Ltd. (Personal Products)		36,000	380,071
Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)		72,000	226,229
Hyundai Motor Co. (Automobiles)		1,936	457,837
ICICI Bank Ltd. (Commercial Banks)		11,925	200,604
Industrial & Commercial Bank of China Ltd., H Shares (Commercial Banks)		490,000	325,660
Infosys Ltd. (IT Services)		6,918	322,445
Keppel Corp. Ltd. (Industrial Conglomerates)		36,000	320,450
Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)		168,000	294,695
New Oriental Education & Technology Group, Inc. - Sponsored ADR* (Diversified Consumer Services)		14,130	377,695
ORION Corp. (Food Products)		452	359,216
PetroChina Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)		222,000	330,179
Ping An Insurance Group Co. of China Ltd., H Shares (Insurance)		45,000	374,181
Prada SpA* (Textiles, Apparel & Luxury Goods)		47,700	322,377
PT Bank Mandiri Tbk (Commercial Banks)		482,179	387,564
PT Media Nusantara Citra Tbk (Media)		1,314,000	321,343
PT Summarecon Agung Tbk (Real Estate Management & Development)		1,785,500	335,551
Quanta Computer, Inc. (Computers & Peripherals)		125,000	326,854
Samsonite International SA* (Textiles, Apparel & Luxury Goods)		188,100	363,211
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)		442	541,320
Sands China Ltd. (Hotels, Restaurants & Leisure)		79,200	309,435
Siam Commercial Bank Public Co. Ltd. (Commercial Banks)		59,700	299,980
Sterlite Industries India Ltd. (Metals & Mining)		117,120	234,396
Tata Motors Ltd. (Automobiles)		79,325	474,024
Thai Union Frozen Products PLC (Food Products)		78,600	185,612
Universal Robina Corp. (Food Products)		205,980	317,193
Want Want China Holdings Ltd. (Food Products)		297,000	364,441

TOTAL COMMON STOCKS (Cost $11,517,856)			12,502,492

Rights (0.1%)
Thai Union Frozen Products PCL* (Food Products)		15,720	11,634

TOTAL RIGHTS (Cost $—)			11,634

TOTAL INVESTMENTS (Cost $11,517,856) — 96.5%			12,514,126

Net other assets (liabilities) — 3.5%			456,751

NET ASSETS — 100.0%			$12,970,877

*	Non-income producing security
ADR	American Depositary Receipt

Asia Sector Leader Fund invested in the following industries as of April 30, 2012:			Asia Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2012:

	Value	% of Net Assets		Value	% of Net Assets
Automobiles	$931,861	7.2%	China	$3,718,150	28.7%
Commercial Banks	2,669,604	20.6%	Hong Kong	1,611,783	12.5%
Computers & Peripherals	535,959	4.1%	India	1,529,414	11.8%
Construction Materials	225,089	1.7%	Indonesia	1,044,458	8.1%
Diversified Consumer Services	377,695	2.9%	Philippines	317,193	2.4%
Electronic Equipment, Instruments & Components	226,229	1.7%	Singapore	669,608	5.2%
Food Products	1,238,096	9.5%	South Korea	1,685,474	13.0%
Hotels, Restaurants & Leisure	666,971	5.2%	Taiwan	762,188	5.8%
IT Services	322,445	2.5%	Thailand	812,647	6.2%
Industrial Conglomerates	320,450	2.5%	United States	363,211	2.8%
Insurance	374,181	2.9%	Other	456,751	3.5%
Internet Software & Services	334,139	2.6%
Media	321,343	2.5%	Total	$12,970,877	100.0%
Metals & Mining	234,396	1.8%
Oil, Gas & Consumable Fuels	852,032	6.6%
Personal Products	678,016	5.2%
Real Estate Management & Development	663,291	5.1%
Semiconductors & Semiconductor Equipment	541,320	4.2%
Textiles, Apparel & Luxury Goods	685,588	5.3%
Transportation Infrastructure	315,421	2.4%
Other	456,751	3.5%

Total	$12,970,877	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
China Sector Leader Fund	April 30, 2012

		Shares	Value
Common Stocks (95.1%)
Air China Ltd., H Shares (Airlines)		216,000	$156,085
Anhui Conch Cement Co. Ltd., H Shares* (Construction Materials)		75,500	251,766
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)		2,873	381,247
Baoxin Auto Group Ltd.* (Specialty Retail)		90,500	103,365
Belle International Holdings Ltd. (Specialty Retail)		140,000	273,479
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)		79,000	244,087
Brilliance China Automotive Holdings Ltd.* (Automobiles)		196,000	211,701
China Construction Bank Corp., H Shares (Commercial Banks)		530,000	410,754
China Life Insurance Co. Ltd., H Shares* (Insurance)		46,000	122,667
China Merchants Bank Co. Ltd., H Shares* (Commercial Banks)		222,000	478,953
China Oilfield Services Ltd., H Shares (Energy Equipment & Services)		50,000	80,688
China Overseas Land & Investment Ltd. (Real Estate Management & Development)		194,000	418,300
China Resources Enterprise Ltd. (Food & Staples Retailing)		108,000	391,451
China Shenhua Energy Co. Ltd., H Shares* (Oil, Gas & Consumable Fuels)		61,000	270,865
China State Construction International Holdings Ltd. (Construction & Engineering)		166,000	152,509
China Unicom (Hong Kong) Ltd. (Diversified Telecommunication Services)		74,000	129,021
CNOOC Ltd. (Oil, Gas & Consumable Fuels)		171,000	362,403
CSR Corp. Ltd., H Shares* (Machinery)		51,000	40,942
Golden Eagle Retail Group Ltd. (Multiline Retail)		31,000	80,971
Industrial & Commercial Bank of China Ltd., H Shares (Commercial Banks)		582,000	386,804
Jiangxi Copper Co. Ltd., H Shares (Metals & Mining)		104,000	250,177
Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)		278,000	487,651
L'Occitane International SA (Specialty Retail)		20,750	55,207
PetroChina Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)		236,000	351,001
PICC Property & Casualty Co. Ltd., H Shares (Insurance)		98,000	122,251
Ping An Insurance Group Co. of China Ltd., H Shares (Insurance)		84,500	702,630
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares (Health Care Equipment & Supplies)		72,000	82,888
Shanghai Electric Group Co. Ltd., H Shares* (Electrical Equipment)		260,000	130,437
Tencent Holdings Ltd. (Internet Software & Services)		14,600	456,987
Tingyi (Cayman Islands) Holding Corp. (Food Products)		62,000	164,353

TOTAL COMMON STOCKS (Cost $7,289,992)			7,751,640

TOTAL INVESTMENTS (Cost $7,289,992) — 95.1%			7,751,640

Net other assets (liabilities) — 4.9%			396,975

NET ASSETS — 100.0%			$8,148,615

*	Non-income producing security
ADR	American Depositary Receipt

China Sector Leader Fund invested in the following industries as of April 30, 2012:			China Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2012:

	Value	% of Net Assets		Value	% of Net Assets
Airlines	$156,085	1.9%	China	$5,388,234	66.0%
Automobiles	211,701	2.6%	Hong Kong	2,363,406	29.1%
Commercial Banks	1,520,598	18.6%	Other	396,975	4.9%
Construction & Engineering	152,509	1.9%
Construction Materials	251,766	3.1%	Total	$8,148,615	100.0%
Diversified Telecommunication Services	129,021	1.6%
Electrical Equipment	130,437	1.6%
Energy Equipment & Services	80,688	1.0%
Food & Staples Retailing	391,451	4.8%
Food Products	164,353	2.0%
Health Care Equipment & Supplies	82,888	1.0%
Insurance	947,548	11.6%
Internet Software & Services	838,234	10.3%
Machinery	40,942	0.5%
Metals & Mining	250,177	3.1%
Multiline Retail	80,971	1.0%
Oil, Gas & Consumable Fuels	1,471,920	18.0%
Real Estate Management & Development	418,300	5.1%
Specialty Retail	432,051	5.4%
Other	396,975	4.9%

Total	$8,148,615	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Brazil Sector Leader Fund	April 30, 2012

	Shares	Value
Common Stocks (69.6%)
Banco do Brasil SA - Sponsored ADR (Commercial Banks)	18,400	$232,576
BM&FBOVESPA SA (Diversified Financial Services)	47,700	266,613
BR Properties SA* (Real Estate Management & Development)	38,500	480,896
Bradespar SA (Metals & Mining)	12,300	222,838
BRF - Brazil Foods SA (Food Products)	8,500	154,351
Companhia Siderurgica Nacional SA (Metals & Mining)	18,700	158,892
Cosan Ltd., Class A (Food Products)	10,660	147,534
Diagnosticos da America SA (Health Care Providers & Services)	33,400	239,273
Direcional Engenharia SA (Household Durables)	40,100	204,983
Ecorodovias Infraestrutura e Logistica SA (Transportation Infrastructure)	32,000	265,183
Even Construtora e Incorporadora SA (Household Durables)	79,700	297,819
Itau Unibanco Holding SA (Commercial Banks)	20,300	318,659
Magazine Luiza SA* (Multiline Retail)	78,900	469,988
Magnesita Refratarios SA (Construction Materials)	56,400	198,321
Mills Estruturas e Servicos de Engenharia SA (Trading Companies & Distributors)	12,500	162,630
OGX Petroleo e Gas Participacoes SA* (Oil, Gas & Consumable Fuels)	34,500	240,997
PDG Realty SA Empreendimentos e Participacoes* (Household Durables)	56,100	131,903
Petroleo Brasileiro SA - Sponsored ADR (Oil, Gas & Consumable Fuels)	28,000	659,120
QGEP Participacoes SA (Oil, Gas & Consumable Fuels)	23,800	160,132
Sao Carlos SA Empreendimentos e Participacoes* (Real Estate Management & Development)	15,300	254,545
Sul America SA (Insurance)	28,546	234,611

TOTAL COMMON STOCKS (Cost $6,340,137)		5,501,864

Preferred Stocks (24.0%)
Banco Bradesco SA - Sponsored ADR (Commercial Banks)	20,480	328,294
Itau Unibanco Holding SA - Sponsored ADR (Commercial Banks)	20,800	326,352
Metalurgica Gerdau SA (Metals & Mining)	30,900	376,074
Vale SA - Sponsored ADR (Metals & Mining)	40,000	865,200

TOTAL PREFERRED STOCKS (Cost $2,283,648)		1,895,920

TOTAL INVESTMENTS (Cost $8,623,785) — 93.6%		7,397,784

Net other assets (liabilities) — 6.4%		509,574

NET ASSETS — 100.0%		$7,907,358

*	Non-income producing security
ADR	American Depositary Receipt

Brazil Sector Leader Fund invested in the following industries as of April 30, 2012:			Brazil Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2012:

	Value	% of Net Assets		Value	% of Net Assets
Commercial Banks	$1,205,881	15.2%	Brazil	$7,397,784	93.6%
Construction Materials	198,321	2.5%	Other	509,574	6.4%
Diversified Financial Services	266,613	3.4%
Food Products	301,885	3.9%	Total	$7,907,358	100.0%
Health Care Providers & Services	239,273	3.0%
Household Durables	634,705	8.1%
Insurance	234,611	3.0%
Metals & Mining	1,623,004	20.5%
Multiline Retail	469,988	5.9%
Oil, Gas & Consumable Fuels	1,060,249	13.3%
Real Estate Management & Development	735,441	9.3%
Trading Companies & Distributors	162,630	2.1%
Transportation Infrastructure	265,183	3.4%
Other	509,574	6.4%

Total	$7,907,358	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
GEM Great Consumer Fund	April 30, 2012

	Shares	Value
Common Stocks (88.7%)
Alliance Global Group, Inc. (Industrial Conglomerates)	463,500	$135,152
Amorepacific Corp. (Personal Products)	335	321,674
Arcos Dorados Holdings, Inc., Class A (Hotels, Restaurants & Leisure)	9,585	171,284
AVI Ltd. (Food Products)	68,120	423,024
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)	2,798	371,295
Bangkok Dusit Medical Services Public Co. Ltd. (Health Care Providers & Services)	126,200	377,239
Belle International Holdings Ltd. (Specialty Retail)	134,000	261,758
BIM Birlesik Magazalar AS (Food & Staples Retailing)	4,800	200,273
BR Malls Participacoes SA (Real Estate Management & Development)	26,500	327,669
BR Properties SA* (Real Estate Management & Development)	15,575	194,544
Brilliance China Automotive Holdings Ltd.* (Automobiles)	302,000	326,192
C. Banner International Holdings Ltd.* (Textiles, Apparel & Luxury Goods)	152,000	45,061
Capitec Bank Holdings Ltd. (Commercial Banks)	10,250	293,170
China ZhengTong Auto Services Holdings Ltd.* (Specialty Retail)	259,500	255,149
Chow Tai Fook Jewellery Co. Ltd.* (Specialty Retail)	83,400	125,014
Cosan Ltd., Class A (Food Products)	14,690	203,310
CP ALL PCL*,(a) (Food & Staples Retailing)	90,300	224,722
East West Banking Corp.* (Commercial Banks)	241,300	105,758
Eurocash SA (Food & Staples Retailing)	16,600	202,779
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)	121,000	376,190
Godrej Consumer Products Ltd. (Personal Products)	10,775	110,234
Golden Eagle Retail Group Ltd. (Multiline Retail)	75,000	195,898
Haier Electronics Group Co. Ltd.* (Household Durables)	292,000	303,915
Hengan International Group Co. Ltd. (Personal Products)	21,500	226,987
Home Product Center Public Co. Ltd. (Specialty Retail)	475,200	216,080
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)	9,690	452,439
Hypermarcas SA (Personal Products)	52,100	338,784
Iguatemi Empresa de Shopping Centers SA (Real Estate Management & Development)	10,770	234,912
Imperial Holdings Ltd. (Distributors)	17,536	381,415
Jubilant Foodworks Ltd.* (Hotels, Restaurants & Leisure)	4,633	103,848
LSR Group OJSC - Registered GDR (Real Estate Management & Development)	49,350	264,023
M Video(a) (Specialty Retail)	33,350	300,150
Magazine Luiza SA* (Multiline Retail)	43,220	257,451
Magnit - Registered Sponsored GDR (Food & Staples Retailing)	10,350	303,048
Mobile TeleSystems - Sponsored ADR (Wireless Telecommunication Services)	10,500	205,380
Naspers Ltd., N Shares (Media)	7,150	431,531
New Oriental Education & Technology Group, Inc. - Sponsored ADR* (Diversified Consumer Services)	9,998	267,247
ORION Corp. (Food Products)	415	329,811
PDG Realty SA Empreendimentos e Participacoes* (Household Durables)	75,750	178,104
Prada SpA* (Textiles, Apparel & Luxury Goods)	62,700	423,753
President Chain Store Corp. (Food & Staples Retailing)	34,000	181,996
PT Bank Rakyat Indonesia (Persero) Tbk (Commercial Banks)	270,000	195,140
PT Indomobil Sukses Internasional Tbk* (Specialty Retail)	235,500	454,313
PT Kalbe Farma Tbk (Pharmaceuticals)	793,000	346,746
PT Mayora Indah Tbk (Food Products)	142,000	309,099
PT Mitra Adiperkasa Tbk (Multiline Retail)	703,500	531,151
PT Summarecon Agung Tbk (Real Estate Management & Development)	2,833,000	532,409
Robinson Department Store Public Co. Ltd. (Multiline Retail)	142,600	246,043
Sands China Ltd. (Hotels, Restaurants & Leisure)	108,144	422,520
Sberbank of Russia (Commercial Banks)	84,900	271,822
Shoprite Holdings Ltd. (Food & Staples Retailing)	11,270	195,149
SINA Corp.* (Internet Software & Services)	3,014	176,349
Sun Art Retail Group Ltd.* (Food & Staples Retailing)	232,500	307,829
TAL Education Group - Sponsored ADR* (Diversified Consumer Services)	19,100	220,796
The Foschini Group Ltd. (Specialty Retail)	12,450	206,567
Titan Industries Ltd. (Textiles, Apparel & Luxury Goods)	23,149	102,043
Yandex NV, Class A (Internet Software & Services)	8,500	201,620

TOTAL COMMON STOCKS (Cost $13,753,623)		15,367,859

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
GEM Great Consumer Fund	April 30, 2012

		Shares	Value
Preferred Stock (2.1%)
Companhia de Bebidas das Americas - Sponsored ADR (Beverages)		8,495	$356,620

TOTAL PERFERRED STOCK (Cost $277,452)			356,620

TOTAL INVESTMENTS (Cost $14,031,075) — 90.8%			15,724,479

Net other assets (liabilities) — 9.2%			1,598,430

NET ASSETS — 100.0%			$17,322,909

*	Non-income producing security
(a)	Illiquid security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

GEM Great Consumer Fund invested in the following industries as of April 30, 2012:			GEM Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2012:

	Value	% of Net Assets		Value	% of Net Assets
Automobiles	$326,192	1.9%	Argentina	$171,284	1.0%
Beverages	356,620	2.1%	Brazil	2,091,394	12.2%
Commercial Banks	865,890	5.0%	China	2,066,611	11.9%
Distributors	381,415	2.2%	Hong Kong	2,239,342	12.9%
Diversified Consumer Services	488,043	2.8%	India	316,125	1.8%
Food & Staples Retailing	1,615,796	9.3%	Indonesia	2,368,858	13.7%
Food Products	1,265,244	7.3%	Philippines	240,910	1.4%
Health Care Providers & Services	377,239	2.2%	Poland	202,779	1.2%
Hotels, Restaurants & Leisure	1,526,281	8.8%	Russia	1,546,043	8.9%
Household Durables	482,019	2.8%	South Africa	1,930,856	11.1%
Industrial Conglomerates	135,152	0.8%	South Korea	1,103,924	6.4%
Internet Software & Services	749,264	4.3%	Taiwan	181,996	1.0%
Media	431,531	2.5%	Thailand	1,064,084	6.1%
Multiline Retail	1,230,543	7.1%	Turkey	200,273	1.2%
Personal Products	997,679	5.8%	Other	1,598,430	9.2%
Pharmaceuticals	346,746	2.0%
Real Estate Management & Development	1,553,557	9.0%	Total	$17,322,909	100.0%
Specialty Retail	1,819,031	10.4%
Textiles, Apparel & Luxury Goods	570,857	3.3%
Wireless Telecommunication Services	205,380	1.2%
Other	1,598,430	9.2%

Total	$17,322,909	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Great Consumer Fund	April 30, 2012

		Shares	Value
Common Stocks (92.4%)
Alliance Global Group, Inc. (Industrial Conglomerates)		666,500	$194,344
Amorepacific Corp. (Personal Products)		485	465,706
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)		3,992	529,738
Bangkok Dusit Medical Services Public Co. Ltd. (Health Care Providers & Services)		179,200	535,668
Belle International Holdings Ltd. (Specialty Retail)		195,000	380,917
Brilliance China Automotive Holdings Ltd.* (Automobiles)		420,000	453,645
C. Banner International Holdings Ltd.* (Textiles, Apparel & Luxury Goods)		234,000	69,371
China ZhengTong Auto Services Holdings Ltd.* (Specialty Retail)		364,500	358,388
Chow Tai Fook Jewellery Co. Ltd.* (Specialty Retail)		128,800	193,068
CP ALL PCL*,(a) (Food & Staples Retailing)		139,500	347,162
East West Banking Corp.* (Commercial Banks)		345,900	151,603
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		173,000	537,858
Godrej Consumer Products Ltd. (Personal Products)		15,147	154,963
Golden Eagle Retail Group Ltd. (Multiline Retail)		111,000	289,928
Haier Electronics Group Co. Ltd.* (Household Durables)		439,000	456,913
Hengan International Group Co. Ltd. (Personal Products)		30,500	322,004
Home Product Center Public Co. Ltd. (Specialty Retail)		690,400	313,935
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)		13,710	640,138
Jubilant Foodworks Ltd.* (Hotels, Restaurants & Leisure)		7,228	162,015
New Oriental Education & Technology Group, Inc. - Sponsored ADR* (Diversified Consumer Services)		14,145	378,096
ORION Corp. (Food Products)		592	470,477
Prada SpA* (Textiles, Apparel & Luxury Goods)		89,800	606,906
President Chain Store Corp. (Food & Staples Retailing)		56,000	299,759
PT Bank Rakyat Indonesia (Persero) Tbk (Commercial Banks)		415,000	299,937
PT Indomobil Sukses Internasional Tbk* (Specialty Retail)		338,500	653,015
PT Kalbe Farma Tbk (Pharmaceuticals)		1,168,000	510,718
PT Mayora Indah Tbk (Food Products)		203,500	442,969
PT Mitra Adiperkasa Tbk (Multiline Retail)		1,008,500	761,429
PT Summarecon Agung Tbk (Real Estate Management & Development)		4,039,000	759,055
Robinson Department Store Public Co. Ltd. (Multiline Retail)		202,100	348,704
Sands China Ltd. (Hotels, Restaurants & Leisure)		154,337	602,996
SINA Corp.* (Internet Software & Services)		4,360	255,104
Sun Art Retail Group Ltd.* (Food & Staples Retailing)		331,000	438,242
TAL Education Group - Sponsored ADR* (Diversified Consumer Services)		27,276	315,311
Titan Industries Ltd. (Textiles, Apparel & Luxury Goods)		33,180	146,261

TOTAL COMMON STOCKS (Cost $11,974,102)			13,846,343

TOTAL INVESTMENTS (Cost $11,974,102) — 92.4%			13,846,343

Net other assets (liabilities) — 7.6%			1,133,431

NET ASSETS — 100.0%			$14,979,774

*	Non-income producing security
(a)	Illiquid security
ADR	American Depositary Receipt

Asia Great Consumer Fund invested in the following industries as of April 30, 2012:			Asia Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2012:

	Value	% of Net Assets		Value	% of Net Assets
Automobiles	$453,645	3.0%	China	$2,956,182	19.6%
Commercial Banks	451,540	3.0%	Hong Kong	3,232,303	21.6%
Diversified Consumer Services	693,407	4.6%	India	463,239	3.1%
Food & Staples Retailing	1,085,163	7.2%	Indonesia	3,427,123	23.0%
Food Products	913,446	6.1%	Philippines	345,947	2.3%
Health Care Providers & Services	535,668	3.6%	South Korea	1,576,321	10.5%
Hotels, Restaurants & Leisure	1,943,007	13.0%	Taiwan	299,759	2.0%
Household Durables	456,913	3.1%	Thailand	1,545,469	10.3%
Industrial Conglomerates	194,344	1.3%	Other	1,133,431	7.6%
Internet Software & Services	784,842	5.2%
Multiline Retail	1,400,061	9.3%	Total	$14,979,774	100.0%
Personal Products	942,673	6.2%
Pharmaceuticals	510,718	3.4%
Real Estate Management & Development	759,055	5.1%
Specialty Retail	1,899,323	12.7%
Textiles, Apparel & Luxury Goods	822,538	5.6%
Other	1,133,431	7.6%

Total	$14,979,774	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Great Consumer Fund	April 30, 2012

		Shares	Value
Common Stocks (98.3%)
Anheuser-Busch InBev NV (Beverages)		5,175	$373,736
Apple, Inc.* (Computers & Peripherals)		750	438,180
AVI Ltd. (Food Products)		36,500	226,664
Bayerische Motoren Werke AG (Automobiles)		3,719	353,457
British American Tobacco PLC (Tobacco)		3,770	193,548
Brunello Cucinelli SpA* (Textiles, Apparel & Luxury Goods)		100,000	1,588,205
Burberry Group PLC (Textiles, Apparel & Luxury Goods)		14,538	350,322
China ZhengTong Auto Services Holdings Ltd.* (Specialty Retail)		160,000	157,317
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4,568	334,195
Dufry AG - Registered* (Specialty Retail)		1,543	209,350
Ford Motor Co. (Automobiles)		22,308	251,634
Google, Inc., Class A* (Internet Software & Services)		344	208,199
Haier Electronics Group Co. Ltd.* (Household Durables)		153,000	159,243
Harry Winston Diamond Corp.* (Metals & Mining)		15,791	225,180
Home Product Center Public Co. Ltd. (Specialty Retail)		438,000	199,165
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		8,021	445,085
MasterCard, Inc., Class A (IT Services)		986	445,938
Mead Johnson Nutrition Co. (Food Products)		2,012	172,147
New Oriental Education & Technology Group, Inc. - Sponsored ADR* (Diversified Consumer Services)		7,600	203,148
PDG Realty SA Empreendimentos e Participacoes* (Household Durables)		67,900	159,647
Potash Corp. of Saskatchewan, Inc. (Chemicals)		4,062	172,554
PT Mitra Adiperkasa Tbk (Multiline Retail)		388,500	293,322
PT Summarecon Agung Tbk (Real Estate Management & Development)		1,500,000	281,897
Starbucks Corp. (Hotels, Restaurants & Leisure)		10,194	584,932
The Estee Lauder Cos., Inc., Class A (Personal Products)		6,963	455,032
The Swatch Group AG (Textiles, Apparel & Luxury Goods)		660	304,503
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4,223	307,139

TOTAL COMMON STOCKS (Cost $7,971,826)			9,093,739

TOTAL INVESTMENTS (Cost $7,971,826) — 98.3%			9,093,739

Net other assets (liabilities) — 1.7%			154,388

NET ASSETS — 100.0%			$9,248,127

*	Non-income producing security
ADR	American Depositary Receipt

Global Great Consumer Fund invested in the following industries as of April 30, 2012:			Global Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2012:

	Value	% of Net Assets		Value	% of Net Assets
Automobiles	$605,091	6.5%	Belgium	$373,736	4.0%
Beverages	373,736	4.0%	Brazil	159,647	1.7%
Chemicals	172,554	1.9%	Canada	397,734	4.3%
Computers & Peripherals	438,180	4.7%	China	360,465	3.9%
Diversified Consumer Services	203,148	2.2%	Germany	353,457	3.8%
Food Products	398,811	4.4%	Hong Kong	159,243	1.7%
Hotels, Restaurants & Leisure	1,337,156	14.4%	Indonesia	575,219	6.2%
Household Durables	318,890	3.4%	Italy	1,588,205	17.2%
IT Services	445,938	4.8%	South Africa	226,664	2.5%
Internet Software & Services	208,199	2.3%	Switzerland	513,853	5.6%
Metals & Mining	225,180	2.4%	Thailand	199,165	2.2%
Multiline Retail	293,322	3.2%	United Kingdom	543,870	5.9%
Personal Products	455,032	4.9%	United States	3,642,481	39.3%
Real Estate Management & Development	281,897	3.0%	Other	154,388	1.7%
Specialty Retail	565,832	6.2%
Textiles, Apparel & Luxury Goods	2,577,225	27.9%	Total	$9,248,127	100.0%
Tobacco	193,548	2.1%
Other	154,388	1.7%

Total	$9,248,127	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2012

	Shares or Principal Amount	Value
Foreign Bonds+ (11.1%)
Brazil— 1.3%
Itau Unibanco Holding SA - Registered Shares, 10.50%, 11/23/15	250,000	$145,311
Germany— 2.0%
KFW, Series E, 7.50%, 7/17/12	2,000,000,000	218,666
Mexico— 2.2%
Mexican Bonos Desarr Fixed Rate, Series M, 9.00%, 6/20/13	3,000,000	241,669
Russia— 3.2%
Russia Foreign Bond - Registered Shares, 7.85%, 3/10/18	10,000,000	356,948
Turkey— 2.4%
Turkey Government Bond, 9.72%(a), 5/15/13	500,000	259,327

TOTAL FOREIGN BONDS (Cost $1,233,051)		1,221,921

Yankee Dollar Bonds (53.1%)
Bank VTB North-West OJSC(b), 5.01%, 9/29/15	$500,000	495,000
CITIC Bank International Ltd., Series E, 6.88%, 6/24/20	500,000	531,681
CNPC General Capital(c), 2.75%, 4/19/17	200,000	200,036
Croatia - Registered Shares, 6.63%, 7/14/20	250,000	251,150
Development Bank of Kazakhstan - Registered Shares, 5.50%, 12/20/15	250,000	268,125
EDP Finance BV - Registered Shares, 6.00%, 2/2/18	250,000	221,395
Hana Bank(c), 3.50%, 10/25/17	500,000	499,987
Itau Unibanco Holding SA(c), 5.65%, 3/19/22	500,000	503,750
Provincia De Buenos Aires - Registered Shares, 10.88%, 1/26/21	100,000	70,375
PT Pertamina(c), 4.88%, 5/3/22	250,000	249,375
Sberbank of Russia (SB Capital SA)(c), 6.13%, 2/7/22	500,000	518,250
State Oil Co. of the Azer, 5.45%, 2/9/17	250,000	261,563
Telefonica Emisiones SAU, 5.46%, 2/16/21	250,000	235,360
Tencent Holdings Ltd., 4.63%, 12/12/16	500,000	507,725
Turk EximBank(c), 5.88%, 4/24/19	250,000	252,394
Vnesheconombank, 5.38%, 2/13/17	500,000	523,750
Votorantim Cimentos SA, 7.25%, 4/5/41	250,000	256,875

TOTAL YANKEE DOLLAR BONDS (Cost $5,821,209)		5,846,791

Treasury Note (24.6%)
U.S. Treasury Notes 0.25%, 2/28/14	2,700,000	2,700,316

TOTAL TREASURY NOTE (Cost $2,698,217)		2,700,316

Exchange Traded Funds (9.4%)
iShares iBoxx $ High Yield Corporate Bond Fund	5,700	519,840
SPDR Barclays Capital High Yield Bond	13,000	516,490

TOTAL EXCHANGE TRADED FUNDS (Cost $1,041,820)		1,036,330

TOTAL INVESTMENTS (Cost $10,794,297) — 98.2%		10,805,358

Net other assets (liabilities) — 1.8%		200,506

NET ASSETS — 100.0%		$11,005,864

+ Principal amounts are disclosed in local currency and fair value amounts are disclosed in U.S. Dollars.
(a) Rate represents the effective yield at purchase.
(b) Variable or Floating Rate Security. Rate disclosed is as of April 30, 2012.
(c)

Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933.  The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Global Dynamic Bond Fund invested in the following industries as of April 30, 2012:			Global Dynamic Bond Fund invested in securities with exposure to the following countries as of April 30, 2012:

	Value	% of Net Assets		Value	% of Net Assets
Capital Markets	$519,840	4.7%	Argentina	$70,375	0.6%
Commercial Banks	2,946,373	26.8%	Azerbaijan	261,563	2.4%
Corp/Pref-High Yield	516,490	4.7%	Brazil	905,936	8.2%
Diversified Operations	256,875	2.3%	China	707,761	6.4%
Diversified Telecommunication Services	235,360	2.1%	Croatia	251,150	2.3%
Electric Utilities	221,395	2.0%	Germany	218,666	2.0%
Internet Software & Services	507,725	4.6%	Hong Kong	531,681	4.8%
Oil, Gas & Consumable Fuels	710,974	6.5%	Indonesia	249,375	2.3%
Regional Authority	70,375	0.6%	Kazakhstan	268,125	2.4%
Sovereign Debt	4,333,160	39.5%	Mexico	241,669	2.2%
Special Purpose Banks	486,791	4.4%	Portugal	221,395	2.0%
Other	200,506	1.8%	Russia	1,893,948	17.3%
			South Korea	499,987	4.5%
Total	$11,005,864	100.0%	Spain	235,360	2.1%
			Turkey	511,721	4.6%
			United States	3,736,646	34.1%
			Other	200,506	1.8%

			Total	$11,005,864	100.0%

See accompanying notes to financial statements.

MIRAE ASSET DISCOVERY FUNDS
Statements of Assets and Liabilities April 30, 2012

	GEM Sector Leader Fund	Asia Sector Leader Fund	China Sector Leader Fund	Brazil Sector Leader Fund
Assets:
Investments, at value (Cost $16,681,989, $11,517,856, $7,289,992 and $8,623,785)	$17,179,272	$12,514,126	$7,751,640	$7,397,784
Foreign currency, at value (Cost $303,780, $243,409, $42,991 and $296,171)	302,108	244,512	42,991	294,087
Cash equivalents	805,995	117,045	386,399	213,575
Unrealized appreciation on spot currency contracts	6	29	4	—
Dividends and interest receivable	32,078	11,940	10	56,454
Receivable for investments sold	378,443	432,579	150,943	153,665
Receivable for capital shares issued	1,568	38,000	—	—
Reclaims receivable	1,125	1,156	—	—
Receivable from Advisor	21,678	16,091	17,807	22,579
Prepaid expenses	13,354	12,033	11,728	11,745
Total Assets	18,735,627	13,387,511	8,361,522	8,149,889

Liabilities:
Unrealized depreciation on spot currency contracts	—	60	5	—
Payable for investments purchased	246,208	358,341	177,012	205,982
Accrued foreign taxes	9,357	14,842	—	—
Accrued expenses:
Administration	1,275	1,275	1,275	1,275
Distribution	883	561	490	496
Fund accounting	547	547	547	547
Transfer agent	7,885	6,266	6,214	6,683
Custodian	3,505	2,594	1,771	1,253
Compliance services	3,686	2,422	1,926	1,984
Legal and audit fees	43,166	28,361	22,555	23,232
Other	2,083	1,365	1,112	1,079
Total Liabilities	318,595	416,634	212,907	242,531

Net Assets	$18,417,032	$12,970,877	$8,148,615	$7,907,358
Net Assets consist of:
Capital	$19,880,664	$13,349,737	$9,780,872	$9,904,185
Accumulated net investment income (loss)	(55,488)	(82,160)	(50,229)	180,149
Accumulated net realized gains (losses) on investments and foreign currency transactions	(1,894,324)	(1,279,147)	(2,043,675)	(948,937)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	486,180	982,447	461,647	(1,228,039)
Net Assets	$18,417,032	$12,970,877	$8,148,615	$7,907,358
Net Assets:
Class A	$1,135,785	$828,232	$459,462	$529,984
Class C	797,277	535,909	479,251	446,924
Class I	16,483,970	11,606,736	7,209,902	6,930,450
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	121,532	86,376	55,132	66,368
Class C	86,341	56,483	58,282	56,421
Class I	1,755,206	1,203,442	863,431	866,984
Net Asset Value (redemption price per share):
Class A	$9.35	$9.59	$8.33	$7.99
Class C	$9.23	$9.49	$8.22	$7.92
Class I	$9.39	$9.64	$8.35	$7.99
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$9.92	$10.18	$8.84	$8.48

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Assets and Liabilities April 30, 2012

	GEM Great Consumer Fund	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Assets:
Investments, at value (Cost $14,031,075, $11,974,102, $7,971,826 and $10,794,297)	$15,724,479	$13,846,343	$9,093,739	$10,805,358
Foreign currency, at value (Cost $541,731, $500,061, $24,987 and $-)	542,430	505,929	23,595	—
Cash equivalents	1,057,398	663,955	—	867,817
Unrealized appreciation on spot currency contracts	903	1,295	—	—
Dividends and interest receivable	25,799	11,886	15,760	92,826
Receivable for investments sold	116,742	233,332	182,553	235,444
Receivable for capital shares issued	58,122	—	—	—
Reclaims receivable	9,085	15,749	822	—
Receivable from Advisor	26,781	9,683	13,337	35,469
Prepaid expenses	13,723	13,054	—	—
Total Assets	17,575,462	15,301,226	9,329,806	12,036,914
Liabilities:
Payable to custodian	—	—	36,588	—
Unrealized depreciation on spot currency contracts	12	11	—	—
Payable for investments purchased	148,395	206,176	—	983,410
Payable for capital shares redeemed	1,697	—	—	—
Accrued foreign taxes	41,320	62,976	5,642	—
Accrued expenses:
Administration	1,275	1,275	1,275	1,275
Distribution	1,023	458	561	510
Fund accounting	547	547	547	547
Transfer agent	10,514	6,126	3,913	4,129
Custodian	2,278	2,244	487	564
Compliance services	3,444	3,167	1,918	2,561
Legal and audit fees	40,329	37,091	22,461	29,992
Other	1,719	1,381	8,287	8,062
Total Liabilities	252,553	321,452	81,679	1,031,050
Net Assets	$17,322,909	$14,979,774	$9,248,127	$11,005,864
Net Assets consist of:
Capital	$16,554,365	$15,577,883	$7,997,548	$11,024,269
Accumulated net investment income (loss)	(29,995)	(81,420)	13,194	12,830
Accumulated net realized gains (loss) on investments and foreign currency transactions	(852,359)	(2,328,689)	122,321	(41,497)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	1,650,898	1,812,000	1,115,064	10,262
Net Assets	$17,322,909	$14,979,774	$9,248,127	$11,005,864
Net Assets:
Class A	$1,964,965	$478,491	$577,764	$500,460
Class C	846,198	445,190	576,699	499,836
Class I	14,511,746	14,056,093	8,093,664	10,005,568
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	183,501	50,031	50,000	50,146
Class C	79,945	47,081	50,000	50,096
Class I	1,349,752	1,464,532	700,000	1,002,479
Net Asset Value (redemption price per share):
Class A	$10.71	$9.56	$11.56	$9.98
Class C	$10.58	$9.46	$11.53	$9.98
Class I	$10.75	$9.60	$11.56	$9.98
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%	4.50%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$11.36	$10.14	$12.27	$10.45

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Operations For the period ended April 30, 2012

	GEM Sector Leader Fund	Asia Sector Leader Fund	China Sector Leader Fund	Brazil Sector Leader Fund
Investment Income:
Dividend income	$295,439	$125,268	$79,311	$275,839
Foreign tax withholding	(17,224)	(11,641)	(4,178)	(5,163)
Total Investment Income	278,215	113,627	75,133	270,676
Expenses:
Advisory fees	167,653	105,516	106,977	89,579
Administration fees	70,191	70,191	70,191	70,191
Distribution fees Class A	1,965	1,291	1,195	1,363
Distribution fees Class C	8,349	4,694	5,013	4,740
Fund accounting fees	68,947	61,732	54,249	53,693
Transfer agent fees	25,990	9,125	9,081	14,708
Class A	17,396	17,396	17,396	17,396
Class C	17,396	17,396	17,396	17,396
Class I	17,396	17,396	17,396	17,396
Custodian fees	45,767	39,159	22,083	15,514
Compliance services fees	29,309	19,856	17,319	17,159
Trustee fees	41,664	28,291	24,690	24,903
Legal and audit fees	122,290	78,923	67,365	66,915
State registration and filing fees	42,830	41,519	41,004	39,936
Deferred offering fees	16,970	16,970	16,970	16,970
Other fees	37,198	25,905	23,808	22,366
Total Expenses before fee reductions	731,311	555,360	512,133	490,225
Waivers and/or reimbursements from the Advisor	(464,702)	(384,837)	(353,537)	(348,857)
Waivers and/or reimbursements from the Administrator and Affiliates	(1,271)	(1,271)	(1,271)	(1,271)
Total Net Expenses	265,338	169,252	157,325	140,097
Net Investment Income (Loss)	12,877	(55,625)	(82,192)	130,579
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments and foreign currency transactions	(1,926,959)	(1,303,716)	(2,023,082)	(794,499)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(675,582)	(194,701)	(18,068)	(1,596,043)
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(2,602,541)	(1,498,417)	(2,041,150)	(2,390,542)
Change in Net Assets Resulting From Operations	$(2,589,664)	$(1,554,042)	$(2,123,342)	$(2,259,963)

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Operations For the period ended April 30, 2012

	GEM Great Consumer Fund	Asia Great Consumer Fund	Global Great Consumer Fund(a)	Global Dynamic Bond Fund(b)
Investment Income:
Dividend income	$233,261	$160,578	$30,061	$6,322
Interest income	—	—	—	57,060
Foreign tax withholding	(12,672)	(13,623)	(2,100)	—
Total Investment Income	220,589	146,955	27,961	63,382
Expenses:
Advisory fees	165,299	150,011	22,088	13,706
Administration fees	70,191	70,191	17,260	11,699
Distribution fees Class A	2,001	1,432	329	208
Distribution fees Class C	5,781	4,189	1,313	830
Fund accounting fees	59,536	61,543	12,136	6,319
Transfer agent fees	36,602	7,336	801	644
Class A	17,396	17,396	4,192	2,841
Class C	17,396	17,396	4,192	2,841
Class I	17,396	17,396	4,192	2,841
Custodian fees	29,581	37,876	1,473	1,115
Compliance services fees	29,474	29,047	1,935	2,532
Trustee fees	42,520	41,270	4,993	6,632
Legal and audit fees	121,791	117,347	24,117	30,862
Printing fees	10,835	10,642	3,690	4,960
State registration and filing fees	41,328	41,964	7,256	4,995
Deferred offering fees	16,970	16,970	—	—
Other fees	25,811	25,029	3,278	1,567
Total Expenses before fee reductions	709,908	667,035	113,245	94,592
Waivers and/or reimbursements from the Advisor	(449,435)	(428,164)	(76,617)	(74,008)
Waivers and/or reimbursements from the Administrator and Affiliates	(1,271)	(1,271)	(1,271)	(1,271)
Total Net Expenses	259,202	237,600	35,357	19,313
Net Investment Income (Loss)	(38,613)	(90,645)	(7,396)	44,069
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments and foreign currency transactions	(853,794)	(1,113,420)	140,459	(40,664)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(265,994)	(75,473)	1,115,064	10,262
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(1,119,788)	(1,188,893)	1,255,523	(30,402)
Change in Net Assets Resulting From Operations	$(1,158,401)	$(1,279,538)	$1,248,127	$13,667

(a)	Commencement of operations was January 31, 2012.
(b)	Commencement of operations was February 29, 2012.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Changes in Net Assets

	GEM Sector Leader Fund		Asia Sector Leader Fund
	Year Ended Apr. 30, 2012	For the period Sept. 24, 2010(a) through Apr. 30, 2011	Year Ended Apr. 30, 2012	For the period Sept. 24, 2010(a) through Apr. 30, 2011
From Investment Activities:
Operations:
Net investment income (loss)	$12,877	$(33,736)	$(55,625)	$(44,514)
Net realized gains (losses) on investments and foreign currency transactions	(1,926,959)	560,812	(1,303,716)	(40,069)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(675,582)	1,161,762	(194,701)	1,177,148
Change in net assets resulting from operations	(2,589,664)	1,688,838	(1,554,042)	1,092,565
Distributions to Shareholders From:
Net investment income
Class I	(3,797)	—	—	—
Net realized gains on investments
Class A	(31,066)	(1,591)	(59)	(280)
Class C	(31,058)	(1,591)	(58)	(280)
Class I	(522,721)	(34,217)	(1,165)	(5,462)
Change in net assets from distributions	(588,642)	(37,399)	(1,282)	(6,022)
Change in net assets from capital transactions	3,885,507	16,041,712	2,258,080	11,164,898
Change in net assets	707,201	17,693,151	702,756	12,251,441
Net Assets:
Beginning of period	17,709,831	16,680	12,268,121	16,680
End of period	$18,417,032	$17,709,831	$12,970,877	$12,268,121
Accumulated net investment income (loss)	$(55,488)	$(58,290)	$(82,160)	$—
Capital Transactions:
Class A
Proceeds from shares issued	$708,709	$507,265	$329,087	$502,382
Dividends reinvested	24,923	1,119	42	197
Cost of shares redeemed	(66,979)	—	(348)	—
Redemption Fees	169	—	7	—
Class C
Proceeds from shares issued	388,852	570,000	55,400	510,000
Dividends reinvested	17,424	1,119	41	197
Cost of shares redeemed	(78,806)	(9,690)	—	(9,574)
Redemption Fees	—	194	—	191
Class I
Proceeds from shares issued	3,021,561	14,947,508	1,877,295	10,357,258
Dividends reinvested	386,524	24,272	956	4,323
Cost of shares redeemed	(516,870)	(75)	(4,400)	(200,076)
Change in net assets from capital transactions	$3,885,507	$16,041,712	$2,258,080	$11,164,898
Share Transactions:
Class A
Issued	73,883	50,675	35,601	50,231
Reinvested	3,123	107	5	20
Redeemed	(6,812)	—	(37)	—
Class C
Issued	36,374	56,716	5,902	50,969
Reinvested	2,203	107	5	20
Redeemed	(8,674)	(941)	—	(969)
Class I
Issued	314,816	1,444,848	196,758	1,025,657
Reinvested	48,255	2,320	119	430
Redeemed	(55,582)	(7)	(463)	(19,615)
Change in shares	407,586	1,553,825	237,890	1,106,743

(a)  Commencement of operations.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Changes in Net Assets

	China Sector Leader Fund		Brazil Sector Leader Fund
	Year Ended Apr. 30, 2012	For the period Sept. 24, 2010(a) through Apr. 30, 2011	Year Ended Apr. 30, 2012	For the period Sept. 24, 2010(a) through Apr. 30, 2011
From Investment Activities:
Operations:
Net investment income (loss)	$(82,192)	$(32,545)	$130,579	$29,059
Net realized gains (losses) on investments and foreign currency transactions	(2,023,082)	765,254	(794,499)	598,953
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(18,068)	479,715	(1,596,043)	368,004
Change in net assets resulting from operations	(2,123,342)	1,212,424	(2,259,963)	996,016
Distributions to Shareholders From:
Net investment income
Class A	—	—	(10,573)	—
Class C	—	—	(7,748)	—
Class I	—	—	(155,529)	—
Net realized gains on investments
Class A	(40,473)	—	(32,931)	(1,646)
Class C	(42,722)	—	(28,168)	(1,646)
Class I	(677,590)	—	(475,207)	(21,447)
Change in net assets from distributions	(760,785)	—	(710,156)	(24,739)
Change in net assets from capital transactions	91,822	9,711,816	196,815	9,692,705
Change in net assets	(2,792,305)	10,924,240	(2,773,304)	10,663,982
Net Assets:
Beginning of period	10,940,920	16,680	10,680,662	16,680
End of period	$8,148,615	$10,940,920	$7,907,358	$10,680,662
Accumulated net investment income (loss)	$(50,229)	$—	$180,149	$113,788
Capital Transactions:
Class A
Proceeds from shares issued	$20,847	$505,381	$109,054	$517,793
Dividends reinvested	28,578	—	31,979	1,158
Cost of shares redeemed	(20,575)	—	(13,216)	—
Redemption Fees	372	—	—	—
Class C
Proceeds from shares issued	7,019	533,819	24,100	500,461
Dividends reinvested	30,828	—	25,260	1,158
Cost of shares redeemed	—	—	(4,148)	—
Redemption Fees	—	—	83	—
Class I
Proceeds from shares issued	24,137	8,672,690	77,404	8,654,730
Dividends reinvested	533,390	—	494,769	17,479
Cost of shares redeemed	(532,774)	(74)	(548,470)	(74)
Change in net assets from capital transactions	$91,822	$9,711,816	$196,815	$9,692,705
Share Transactions:
Class A
Issued	2,266	50,489	11,152	51,681
Reinvested	3,936	—	4,411	110
Redeemed	(2,115)	—	(1,542)	—
Class C
Issued	379	53,054	2,726	50,000
Reinvested	4,293	—	3,503	110
Redeemed	—	—	(474)	—
Class I
Issued	2,507	852,506	8,520	849,203
Reinvested	73,369	—	68,244	1,658
Redeemed	(65,500)	(7)	(61,190)	(7)
Change in shares	19,135	956,042	35,350	952,755

(a)  Commencement of operations.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Changes in Net Assets

	GEM Great Consumer Fund			Asia Great Consumer Fund
	Year Ended Apr. 30, 2012	For the period Sept. 24, 2010(a) through Apr. 30, 2011		Year Ended Apr. 30, 2012	For the period Sept. 24, 2010(a) through Apr. 30, 2011
From Investment Activities:
Operations:
Net investment income (loss)	$(38,613)	$(51,213)		$(90,645)	$(90,408)
Net realized gains (losses) on investments and foreign currency transactions	(853,794)	556,910		(1,113,420)	(1,343,538)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(265,994)	1,916,892		(75,473)	1,887,473
Change in net assets resulting from operations	(1,158,401)	2,422,589		(1,279,538)	453,527
Distributions to Shareholders From:
Net realized gains on investments
Class A	(23,860)	—		—	—
Class C	(17,329)	—		—	—
Class I	(499,915)	—		—	—
Change in net assets from distributions	(541,104)	—		—	—
Change in net assets from capital transactions	1,577,035	15,006,110		(823,482)	16,612,587
Change in net assets	(122,470)	17,428,699		(2,103,020)	17,066,114
Net Assets:
Beginning of period	17,445,379	16,680		17,082,794	16,680
End of period	$17,322,909	$17,445,379		$14,979,774	$17,082,794
Accumulated net investment income (loss)	$(29,995)	$—		$(81,420)	$(20,313)
Capital Transactions:
Class A
Proceeds from shares issued	$1,410,220	$502,382	(b)	$697,529	$552,382	(b)
Dividends reinvested	18,894	—		—	—
Cost of shares redeemed	(20,401)	—		(617,595)	—
Redemption Fees	106	—		—	—
Class C
Proceeds from shares issued	329,460	560,000	(b)	2,039	500,000	(b)
Dividends reinvested	12,362	—		—	—
Cost of shares redeemed	(57,307)	—		(1,982)	—
Redemption Fees	—	—		40	—
Class I
Proceeds from shares issued	499,709	13,945,000		106,891	15,560,279
Dividends reinvested	392,945	—		—	—
Cost of shares redeemed	(1,013,412)	(1,272)		(1,010,404)	(74)
Redemption Fees	4,459	—		—	—
Change in net assets from capital transactions	$1,577,035	$15,006,110		$(823,482)	$16,612,587
Share Transactions:
Class A
Issued	137,611	45,681	(b)	68,314	52,217	(b)
Reinvested	2,179	—		—	—
Redeemed	(1,970)	—		(70,500)	—
Class C
Issued	33,052	51,308	(b)	216	47,081	(b)
Reinvested	1,439	—		—	—
Redeemed	(5,854)	—		(216)	—
Class I
Issued	44,023	1,359,998		11,092	1,565,228
Reinvested	45,166	—		—	—
Redeemed	(100,987)	(116)		(113,448)	(8)
Change in shares	154,659	1,456,871		(104,542)	1,664,518

(a)  Commencement of operations.

(b)  The Class’ commencement of operations was November 4, 2010.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Changes in Net Assets

	Global Great Consumer Fund	Global Dynamic Bond Fund
	For the period Jan. 31, 2012(a) through Apr. 30, 2012	For the period Feb. 29, 2012(a) through Apr. 30, 2012
From Investment Activities:
Operations:
Net investment income (loss)	$(7,396)	$44,069
Net realized gains (losses) on investments and foreign currency transactions	140,459	(40,664)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,115,064	10,262
Change in net assets resulting from operations	1,248,127	13,667
Distributions to Shareholders From:
Net investment income
Class A	—	(1,459)
Class C	—	(958)
Class I	—	(32,514)
Change in net assets from distributions	—	(34,931)
Change in net assets from capital transactions	8,000,000	11,027,128
Change in net assets	9,248,127	11,005,864
Net Assets:
Beginning of period	—	—
End of period	$9,248,127	$11,005,864
Accumulated net investment income (loss)	$13,194	$12,830
Capital Transactions:
Class A
Proceeds from shares issued	$500,000	$500,000
Dividends reinvested	—	1,459
Class C
Proceeds from shares issued	500,000	500,000
Dividends reinvested	—	958
Class I
Proceeds from shares issued	7,000,000	10,000,000
Dividends reinvested	—	24,711
Change in net assets from capital transactions	$8,000,000	$11,027,128
Share Transactions:
Class A
Issued	50,000	50,000
Reinvested	—	146
Class C
Issued	50,000	50,000
Reinvested	—	96
Class I
Issued	700,000	1,000,000
Reinvested	—	2,479
Change in shares	800,000	1,102,721

(a)  Commencement of operations.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Financial Highlights FOR THE PERIODS INDICATED
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a,c)
GEM Sector Leader Fund
Class A
Year Ended April 30, 2012	$11.36	(0.01)(d)	(1.64)	(1.65)	—	(0.36)	(0.36)	$ 9.35	(14.00)%	1.85%	(0.13)%	6.82%	$ 1,136	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.04)	1.43	1.39	—	(0.03)	(0.03)	$11.36	13.94%	1.85%	(0.65)%	8.06%	$ 583	172%
Class C
Year Ended April 30, 2012	$11.31	(0.08)(d)	(1.64)	(1.72)	—	(0.36)	(0.36)	$ 9.23	(14.70)%	2.60%	(0.88)%	7.32%	$ 797	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.08)	1.42	1.34	—	(0.03)	(0.03)	$11.31	13.44%	2.60%	(1.38)%	8.75%	$ 639	172%
Class I
Year Ended April 30, 2012	$11.39	0.01(d)	(1.65)	(1.64)	—(f)	(0.36)	(0.36)	$ 9.39	(13.85)%	1.60%	0.15%	4.31%	$16,484	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.02)	1.44	1.42	—	(0.03)	(0.03)	$11.39	14.24%	1.60%	(0.37)%	4.64%	$16,488	172%
Asia Sector Leader Fund
Class A
Year Ended April 30, 2012	$11.04	(0.07)(d)	(1.38)	(1.45)	—	—(f)	—(f)	$ 9.59	(13.12)%	1.80%	(0.75)%	8.38%	$ 828	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.06)	1.11	1.05	—	(0.01)	(0.01)	$11.04	10.46%	1.80%	(0.94)%	8.43%	$ 561	194%
Class C
Year Ended April 30, 2012	$11.00	(0.14)(d)	(1.37)	(1.51)	—	—(f)	—(f)	$ 9.49	(13.71)%	2.55%	(1.47)%	9.43%	$ 536	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.10)	1.11	1.01	—	(0.01)	(0.01)	$11.00	10.06%	2.55%	(1.69)%	9.18%	$ 556	194%
Class I
Year Ended April 30, 2012	$11.07	(0.04)(d)	(1.39)	(1.43)	—	—(f)	—(f)	$ 9.64	(12.91)%	1.55%	(0.47)%	4.90%	$11,607	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.04)	1.12	1.08	—	(0.01)	(0.01)	$11.07	10.76%	1.55%	(0.65)%	4.89%	$11,151	194%
China Sector Leader Fund
Class A
Year Ended April 30, 2012	$11.43	(0.10)	(2.21)	(2.31)	—	(0.79)	(0.79)	$ 8.33	(19.16)%	1.95%	(1.11)%	9.00%	$ 459	302%
September 24, 2010(e) through April 30, 2011	$10.00	(0.06)	1.49	1.43	—	—	—	$11.43	14.30%	1.95%	(0.93)%	8.57%	$ 583	265%
Class C
Year Ended April 30, 2012	$11.38	(0.16)	(2.21)	(2.37)	—	(0.79)	(0.79)	$ 8.22	(19.79)%	2.70%	(1.85)%	9.58%	$ 479	302%
September 24, 2010(e) through April 30, 2011	$10.00	(0.10)	1.48	1.38	—	—	—	$11.38	13.80%	2.70%	(1.66)%	9.20%	$ 610	265%
Class I
Year Ended April 30, 2012	$11.43	(0.08)	(2.21)	(2.29)	—	(0.79)	(0.79)	$ 8.35	(18.98)%	1.70%	(0.85)%	5.32%	$ 7,210	302%
September 24, 2010(e) through April 30, 2011	$10.00	(0.03)	1.46	1.43	—	—	—	$11.43	14.30%	1.70%	(0.52)%	5.26%	$ 9,748	265%
Brazil Sector Leader Fund
Class A
Year Ended April 30, 2012	$11.20	0.10	(2.57)	(2.47)	(0.18)	(0.56)	(0.74)	$ 7.99	(21.43)%	1.75%	1.30%	8.32%	$ 530	119%
September 24, 2010(e) through April 30, 2011	$10.00	0.02	1.21	1.23	—	(0.03)	(0.03)	$11.20	12.35%	1.75%	0.29%	8.39%	$ 586	124%
Class C
Year Ended April 30, 2012	$11.16	0.05	(2.58)	(2.53)	(0.15)	(0.56)	(0.71)	$ 7.92	(22.05)%	2.50%	0.57%	9.50%	$ 447	119%
September 24, 2010(e) through April 30, 2011	$10.00	(0.03)	1.22	1.19	—	(0.03)	(0.03)	$11.16	11.95%	2.50%	(0.48)%	9.16%	$ 566	124%
Class I
Year Ended April 30, 2012	$11.19	0.14	(2.60)	(2.46)	(0.18)	(0.56)	(0.74)	$ 7.99	(21.33)%	1.50%	1.53%	5.05%	$ 6,930	119%
September 24, 2010(e) through April 30, 2011	$10.00	0.03	1.19	1.22	—	(0.03)	(0.03)	$11.19	12.25%	1.50%	0.65%	5.08%	$ 9,529	124%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Calculated using the average shares method.

(e)  Commencement of operations.

(f)   Amount is less than $0.005.

See accompanying notes to financial statements.

MIRAE ASSET DISCOVERY FUNDS
Financial Highlights FOR THE PERIODS INDICATED
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a,c)
GEM Great Consumer Fund
Class A
Year Ended April 30, 2012	$11.95	(0.04)(d)	(0.84)	(0.88)	—	(0.36)	(0.36)	$10.71	(6.61)%	1.85%	(0.43)%	6.84%	$ 1,965	110%
November 4, 2010(e) through April 30, 2011	$11.00	(0.04)	0.99	0.95	—	—	—	$11.95	8.64%	1.85%	(0.75)%	8.44%	$ 546	138%
Class C
Year Ended April 30, 2012	$11.91	(0.12)(d)	(0.85)	(0.97)	—	(0.36)	(0.36)	$10.58	(7.40)%	2.60%	(1.18)%	8.20%	$ 846	110%
November 4, 2010(e) through April 30, 2011	$11.00	(0.07)	0.98	0.91	—	—	—	$11.91	8.27%	2.60%	(1.47)%	9.11%	$ 611	138%
Class I
Year Ended April 30, 2012	$11.96	(0.02)(d)	(0.83)	(0.85)	—	(0.36)	(0.36)	$10.75	(6.35)%	1.60%	(0.20)%	4.24%	$14,512	110%
September 24, 2010(e) through April 30, 2011	$10.00	(0.03)	1.99	1.96	—	—	—	$11.96	19.60%	1.60%	(0.62)%	4.70%	$16,289	138%
Asia Great Consumer Fund
Class A
Year Ended April 30, 2012	$10.24	(0.09)	(0.59)	(0.68)	—	—	—	$ 9.56	(6.64)%	1.80%	(0.81)%	7.38%	$ 478	205%
November 4, 2010(e) through April 30, 2011	$10.62	(0.06)	(0.32)	(0.38)	—	—	—	$10.24	(3.58)%	1.80%	(1.38)%	8.55%	$ 535	238%
Class C
Year Ended April 30, 2012	$10.20	(0.14)	(0.60)	(0.74)	—	—	—	$ 9.46	(7.25)%	2.55%	(1.57)%	9.21%	$ 445	205%
November 4, 2010(e) through April 30, 2011	$10.62	(0.10)	(0.32)	(0.42)	—	—	—	$10.20	(3.95)%	2.55%	(2.13)%	9.32%	$ 480	238%
Class I
Year Ended April 30, 2012	$10.25	(0.06)	(0.59)	(0.65)	—	—	—	$ 9.60	(6.34)%	1.55%	(0.57)%	4.20%	$14,056	205%
September 24, 2010(e) through April 30, 2011	$10.00	(0.05)	0.30	0.25	—	—	—	$10.25	2.50%	1.55%	(1.13)%	4.57%	$16,068	238%
Global Great Consumer Fund
Class A
January 31, 2012(e) through April 30, 2012	$10.00	(0.01)	1.57	1.56	—	—	—	$11.56	15.60%	1.85%	(0.52)%	8.13%	$ 578	26%
Class C
January 31, 2012(e) through April 30, 2012	$10.00	(0.03)	1.56	1.53	—	—	—	$11.53	15.30%	2.60%	(1.27)%	8.89%	$ 577	26%
Class I
January 31, 2012(e) through April 30, 2012	$10.00	(0.01)	1.57	1.56	—	—	—	$11.56	15.60%	1.60%	(0.27)%	4.93%	$ 8,094	26%
Global Dynamic Bond Fund
Class A
February 29, 2012(e) through April 30, 2012	$10.00	0.04	(0.03)	0.01	(0.03)	—	(0.03)	$ 9.98	0.09%	1.25%	2.22%	8.32%	$ 500	18%
Class C
February 29, 2012(e) through April 30, 2012	$10.00	0.03	(0.03)	—	(0.02)	—	(0.02)	$ 9.98	(0.01)%	2.00%	1.47%	9.08%	$ 500	18%
Class I
February 29, 2012(e) through April 30, 2012	$10.00	0.04	(0.03)	0.01	(0.03)	—	(0.03)	$ 9.98	0.13%	1.00%	2.47%	4.82%	$10,006	18%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Calculated using the average shares method.

(e)  Commencement of operations.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

1.	Organization

Mirae Asset Discovery Funds (the “Trust”) is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”).  As of April 30, 2012, the Trust is comprised of the following eight operational funds: Global Emerging Markets Sector Leader Fund (“GEM Sector Leader Fund”), Asia Sector Leader Fund, China Sector Leader Fund, Brazil Sector Leader Fund, Global Emerging Markets Great Consumer Fund (“GEM Great Consumer Fund”), Asia Great Consumer Fund, Global Great Consumer Fund and the Global Dynamic Bond Fund.  Each may be referred to individually as a “Fund” and collectively as the “Funds.”

The GEM Sector Leader Fund, Asia Sector Leader Fund, GEM Great Consumer Fund, Asia Great Consumer Fund and Global Great Consumer Fund are each classified as diversified under the 1940 Act. The China Sector Leader Fund, Brazil Sector Leader Fund and Global Dynamic Bond Fund are each classified as non-diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares of the Funds have a maximum sales charge of 5.75% (4.50% for Global Dynamic Bond Fund) as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

The Funds record investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their most recent sale price on the relevant exchange as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”).

Fixed-income securities, other than U.S. Government and agency securities, are generally valued by using market quotations or a matrix method provided by an independent pricing service. U.S. Government and agency securities are valued at the mean of the bid and asked quotes for those instruments.  Fixed-income securities maturing within 60 days may be valued at amortized cost, which approximates value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security.  In the absence of available quotations fixed income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise “fair value” will be determined in accordance with fair value procedures approved by the Board.

The Funds may invest in American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date as provided by an independent pricing service or reporting agency.

Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the “Advisor”) determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value. The Advisor believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Advisor’s Valuation Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short term traders.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•

Level 1—quoted prices in active markets for identical assets

•

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•

Level 3—significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

Pursuant to the valuation procedures noted previously, equity securities and exchange-traded funds (including foreign equity securities) are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security). Fixed-income securities (including foreign bonds) and rights are all generally categorized as Level 2 securities in the fair value hierarchy.

A summary of the valuations as of April 30, 2012, based upon the three levels defined above, are included in the table below:

	Level 1	Level 2	Level 3	Total Investments
GEM Sector Leader Fund
Common Stocks
Commercial Banks	$954,344	$2,390,577	$-	$3,344,921
Distributors	424,568	-	-	424,568
Diversified Consumer Services	319,851	-	-	319,851
Food Products	1,703,319	302,033	-	2,005,352
Household Durables	428,761	-	-	428,761
Internet Software & Services	733,498	-	-	733,498
Multiline Retail	372,893	-	-	372,893
Oil, Gas & Consumable Fuels	564,484	582,200	-	1,146,684
Personal Products	331,491	-	-	331,491
Real Estate Management & Development	1,098,483	621,255	-	1,719,738
Specialty Retail	463,158	-	-	463,158
Transportation Infrastructure	235,350	-	-	235,350
Other Common Stocks	-	4,404,979	-	4,404,979
Preferred Stocks	1,229,097	-	-	1,229,097
Rights	-	18,931	-	18,931
Total Investments	$8,859,297	$8,319,975	$-	$17,179,272

Asia Sector Leader Fund
Common Stocks
Diversified Consumer Services	$377,695	$-	$-	$377,695
Food Products	1,040,850	185,612	-	1,226,462
Internet Software & Services	334,139	-	-	334,139
Personal Products	297,945	380,071	-	678,016
Other Common Stocks	-	9,886,180	-	9,886,180
Rights	-	11,634	-	11,634
Total Investments	$2,050,629	$10,463,497	$-	$12,514,126

China Sector Leader Fund
Common Stocks
Internet Software & Services	$381,247	$456,987	$-	$838,234
Oil, Gas & Consumable Fuels	270,865	1,201,055	-	1,471,920
Other Common Stocks	-	5,441,486	-	5,441,486
Total Investments	$652,112	$7,099,528	$-	$7,751,640

Brazil Sector Leader Fund
Common Stocks	$5,501,864	$-	$-	$5,501,864
Preferred Stocks	1,895,920	-	-	1,895,920
Total Investments	$7,397,784	$-	$-	$7,397,784

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

	Level 1	Level 2	Level 3	Total Investments
GEM Great Consumer Fund
Common Stocks
Automobiles	$-	$326,192	$-	$326,192
Commercial Banks	293,170	572,720	-	865,890
Food & Staples Retailing	1,125,971	489,825	-	1,615,796
Health Care Providers & Services	-	377,239	-	377,239
Hotels, Restaurants & Leisure	171,284	1,354,997	-	1,526,281
Household Durables	178,104	303,915	-	482,019
Industrial Conglomerates	-	135,152	-	135,152
Multiline Retail	257,451	973,092	-	1,230,543
Personal Products	770,692	226,987	-	997,679
Pharmaceuticals	-	346,746	-	346,746
Real Estate Management & Development	1,021,148	532,409	-	1,553,557
Specialty Retail	506,717	1,312,314	-	1,819,031
Textiles, Apparel & Luxury Goods	45,061	525,796	-	570,857
Other Common Stocks	3,520,877	-	-	3,520,877
Preferred Stocks	356,620	-	-	356,620
Total Investments	$8,247,095	$7,477,384	$-	$15,724,479

Asia Great Consumer Fund
Common Stocks
Diversified Consumer Services	$693,407	$-	$-	$693,407
Food & Staples Retailing	347,162	738,001	-	1,085,163
Food Products	913,446	-	-	913,446
Health Care Providers & Services	535,668	-	-	535,668
Internet Software & Services	784,842	-	-	784,842
Personal Products	620,669	322,004	-	942,673
Textiles, Apparel & Luxury Goods	69,371	753,167	-	822,538
Other Common Stocks	-	8,068,606	-	8,068,606
Total Investments	$3,964,565	$9,881,778	$-	$13,846,343

Global Great Consumer Fund
Common Stocks
Beverages	$-	$373,736	$-	$373,736
Household Durables	159,647	159,243	-	318,890
Multiline Retail	-	293,322	-	293,322
Real Estate Management & Development	-	281,897	-	281,897
Specialty Retail	209,350	356,482	-	565,832
Tobacco	-	193,548	-	193,548
Other Common Stocks	7,066,514	-	-	7,066,514
Total Investments	$7,435,511	$1,658,228	$-	$9,093,739

Global Dynamic Bond Fund
Foreign Bonds	$-	$1,221,921	$-	$1,221,921
Yankee Dollar Bonds	-	5,846,791	-	5,846,791
Treasury Note	-	2,700,316	-	2,700,316
Exchange Traded Funds	1,036,330	-	-	1,036,330
Total Investments	$1,036,330	$9,769,028	$-	$10,805,358

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

For the period ended April 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.

Significant transfers that occurred between Levels 1 and 2 on recognition dates due to implementation of systematic fair value procedures affecting Eastern Hemisphere portfolio holdings are as follows:

Transfers from Level 1 to Level 2
GEM Sector Leader Fund
Common Stocks	$381,232
Asia Sector Leader Fund
Common Stocks	$1,057,172
China Sector Leader Fund
Common Stocks	$1,272,858
GEM Great Consumer Fund
Common Stocks	$2,137,105
Asia Great Consumer Fund
Common Stocks	$1,068,846

There were no significant transfers from Level 2 to Level 1 on the recognition dates.

Cash Equivalents

The Funds consider all unpledged temporary cash investments with a maturity date at the time purchase of three months or less to be cash equivalents.

Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a Fund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

The Funds may be subject to foreign taxes on gains in investments or currency repatriation.  The Funds accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

Distributions to Shareholders

Each of the Funds (except Global Dynamic Bond Fund) intends to declare and distribute net investment income at least annually, if any. The Global Dynamic Bond Fund declares and distributes dividends from net investment income on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (PFICs)) do not require a reclassification.

Redemption Fee

A redemption fee of 2.00% is charged and recorded as capital for any shares redeemed after being held for less than 60 days. This fee does not apply to shares that were acquired through reinvestment of dividends or distributions. Redemption Fees collected for the period ended April 30, 2012, are reflected on the Statements of Changes in Net Assets as “Redemption Fees”.

Federal Income Taxes

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders.  Each Fund intends to make timely distributions in order to avoid tax liability.

Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

3.	Transactions with Affiliates and other Servicing Arrangements

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement with the Advisor.  Under this agreement, each Fund pays the Advisor a fee at an annualized rate of the average daily net assets of each Fund as listed below:

GEM Sector Leader Fund	1.05%

Asia Sector Leader Fund	1.00%

China Sector Leader Fund	1.20%

Brazil Sector Leader Fund	1.00%

GEM Great Consumer Fund	1.05%

Asia Great Consumer Fund	1.00%

Global Great Consumer Fund	1.05%	*

Global Dynamic Bond Fund	0.75%	*

*

On June 18, 2012, the Board approved a reduction in these fees of 0.10% of the average daily net assets of the Global Great Consumer and Global Dynamic Bond Funds, effective on or about August 28, 2012.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

The Advisor, with respect to each Fund, has entered into a sub-management agreement with the sub-managers to manage all or a portion of the investments of each Fund as set forth below:

GEM Sector Leader Fund	Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”)
Mirae Asset Global Investimentos (Brasil)
Gestão de Recursos Ltda. (“Mirae Asset Brazil”)

Asia Sector Leader Fund	Mirae Asset Hong Kong

China Sector Leader Fund	Mirae Asset Hong Kong

Brazil Sector Leader Fund	Mirae Asset Brazil

GEM Great Consumer Fund	Mirae Asset Hong Kong Mirae Asset Brazil

Asia Great Consumer Fund	Mirae Asset Hong Kong

The Advisor has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) through August 31, 2012 as follows:

GEM Sector Leader Fund Class A	1.85%
GEM Sector Leader Fund Class C	2.60%
GEM Sector Leader Fund Class I	1.60%

Asia Sector Leader Fund Class A	1.80%
Asia Sector Leader Fund Class C	2.55%
Asia Sector Leader Fund Class I	1.55%

China Sector Leader Fund Class A	1.95%
China Sector Leader Fund Class C	2.70%
China Sector Leader Fund Class I	1.70%

Brazil Sector Leader Fund Class A	1.75%
Brazil Sector Leader Fund Class C	2.50%
Brazil Sector Leader Fund Class I	1.50%

GEM Great Consumer Fund Class A	1.85%
GEM Great Consumer Fund Class C	2.60%
GEM Great Consumer Fund Class I	1.60%

Asia Great Consumer Fund Class A	1.80%
Asia Great Consumer Fund Class C	2.55%
Asia Great Consumer Fund Class I	1.55%

The Advisor has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2013 as follows:

Global Great Consumer Fund Class A	1.85%*
Global Great Consumer Fund Class C	2.60%*
Global Great Consumer Fund Class I	1.60%*

Global Dynamic Bond Fund Class A	1.25%*
Global Dynamic Bond Fund Class C	2.00%*
Global Dynamic Bond Fund Class I	1.00%*

*

On June 18, 2012, the Board approved a reduction in these limits of 0.10% of the average daily net assets of the Global Great Consumer and Global Dynamic Bond Funds, effective on or about August 28, 2012.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

Additionally, the Funds have entered into an agreement with the Advisor whereby the Funds have agreed to repay amounts waived or reimbursed by the Advisor for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Trust’s Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2012, the repayments that may potentially be made by the Funds are as follows:

	Expires 4/30/14	Expires 4/30/15	Total
GEM Sector Leader Fund	$259,921	$464,702	$724,623
Asia Sector Leader Fund	228,588	384,837	613,425
China Sector Leader Fund	207,747	353,537	561,284
Brazil Sector Leader Fund	207,701	348,857	556,558
GEM Great Consumer Fund	261,596	449,435	711,031
Asia Great Consumer Fund	249,764	428,164	677,928
Global Great Consumer Fund	–	76,617	76,617
Global Dynamic Bond Fund	–	74,008	74,008

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., serves as the Trust’s administrator, transfer agent and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Funds. Citi will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. Citi agreed to waive a portion of its fees during the six month period March 1, 2012 through August 31, 2012.  These waived amounts are presented on each Fund’s Statement of Operations under the caption “Waivers and/or reimbursements from the Administrator and Affiliates”.  Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held. The Funds have an uncommitted $5,000,000 demand line of credit facility with Citibank, N.A.; borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. There were no borrowings under this facility during the year ended April 30, 2012.

Funds Distributor, LLC (the “Distributor”) serves as the distributor of the Trust and each Fund with respect to Class A and Class C Shares. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The Distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2012 as follows:

	Class A	Class C
GEM Sector Leader Fund	$1,440	$521
Asia Sector Leader Fund	95	–
China Sector Leader Fund	239	–
Brazil Sector Leader Fund	566	–
GEM Great Consumer Fund	2,175	573
Asia Great Consumer Fund	103	–

Under the Fund Compliance and AML Services Agreement with the Trust, Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance services fees.

Certain officers and trustees of the Funds are officers of the Advisor or Citi and receive no compensation from the Funds for such services.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

For the year ended, the brokerage commissions paid by each Fund to affiliated broker/dealers of the Fund’s Advisor on the execution of each Fund’s purchases and sales of portfolio investments are as follows:

	Name of Affilate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
GEM Sector Leader Fund	Mirae Asset Securities C.T.V.M. Ltd.	$1,165
	Mirae Asset Securities (Hong Kong) Ltd.	3,320
	Mirae Asset Securities Co., Ltd.	1,378
Asia Sector Leader	Mirae Asset Securities (Hong Kong) Ltd.	4,064
	Mirae Asset Securities Co., Ltd.	826
China Sector Leader Fund	Mirae Asset Securities (Hong Kong) Ltd.	6,535
Brazil Sector Leader Fund	Mirae Asset Securities C.T.V.M. Ltd.	1,367
GEM Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	424
	Mirae Asset Securities Co., Ltd.	463
Asia Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	685
	Mirae Asset Securities Co., Ltd.	519

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2012 were as follows:

	Purchases	Sales
GEM Sector Leader Fund	$42,475,368	$39,744,245
Asia Sector Leader Fund	34,948,409	32,825,092
China Sector Leader Fund	24,873,303	25,479,365
Brazil Sector Leader Fund	10,492,111	11,191,081
GEM Great Consumer Fund	16,167,885	16,202,301
Asia Great Consumer Fund	28,738,127	29,979,890
Global Great Consumer Fund	10,005,216	2,182,867
Global Dynamic Bond Fund	8,958,605	1,056,500

The cost of U.S. government security purchases and the proceeds from the sale of U.S.  government securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2012 were as follows:

	Purchases	Sales
Global Dynamic Bond Fund	$3,490,000	$776,238

5.	Investment Risks

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

Emerging Markets Risks

The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Concentration Risk

Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A Fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a Fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified Fund. The Schedule of Portfolio Investments provides information on each Fund's holdings, including industry and/or geographical composition, as relevant.

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued.  The Advisor determines the liquidity of a Fund’s investments under the supervision of the Board of Trustees.  At April 30, 2012, the Global Dynamic Bond Fund held restricted securities representing 20.2% of net assets, none of which have been deemed illiquid.  The restricted securities held as of April 30, 2012 are identified below and are also presented in the Fund’s Schedule of Portfolio Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
CNPC General Capital, 2.75%, 4/19/17	1.8%	4/12/12	$199,982	$200,000	$200,036
Hana Bank, 3.50%, 10/25/17	4.5%	4/19/12	499,700	500,000	499,987
Itau Unibanco Holding SA, 5.65%, 3/19/22	4.6%	3/13/12	500,250	500,000	503,750
PT Pertamina, 4.88%, 5/3/22	2.3%	4/26/12	248,535	250,000	249,375
Sberbank of Russia (SB Capital SA), 6.13%, 2/7/22	4.7%	3/5/12	515,500	500,000	518,250
Turk EximBank, 5.88%, 4/24/19	2.3%	4/13/12	247,318	250,000	252,394

7.	Federal Income Tax Information

At April 30, 2012, the Funds had net capital loss carryforwards ("CLCFs") for federal income tax purposes which are available to reduce future required capital gain distributions to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward for an unlimited period capital losses incurred in taxable years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As the result of the rule, pre-enactment CLCFs may have an increased likelihood of expiring unused. Additionally, post-enactment CLCFs will retain their character as short-term or long-term capital losses rather than being considered all short-term under previous law.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

Capital loss carry forwards subject to expiration:

Expires 2019
Asia Great Consumer Fund	$6,627

Capital loss carry forwards originating in current tax year and not subject to expiration:

	Short Term Amount	Long Term Amount	Total
GEM Sector Leader Fund	$724,138	$50,909	$775,047
Asia Sector Leader Fund	832,794	51,214	884,008
China Sector Leader Fund	1,618,765	–	1,618,765
Brazil Sector Leader Fund	189,372	–	189,372
GEM Great Consumer Fund	196,466	–	196,466
Asia Great Consumer Fund	2,126,665	–	2,126,665
Global Dynamic Bond Fund	41,497	–	41,497

Under current tax law, capital losses and net investment losses realized after October 31 and December 31 respectively of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.  The following Funds deferred losses are as follows:

	Post- October Capital Loss Deferred	Late Year Ordinary Loss Deferred	Total
GEM Sector Leader Fund	$1,073,678	$–	$1,073,678
Asia Sector Leader Fund	303,819	82,160	385,979
China Sector Leader Fund	304,161	50,228	354,389
Brazil Sector Leader Fund	707,623	–	707,623
GEM Great Consumer Fund	614,510	1,701	616,211
Asia Great Consumer Fund	134,799	81,420	216,219

The tax character of dividends paid to shareholders during the tax year ended April 30, 2012 were as follows:

	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
GEM Sector Leader Fund	$588,642	$588,642	$588,642
Asia Sector Leader Fund	1,282	1,282	1,282
China Sector Leader Fund	760,785	760,785	760,785
Brazil Sector Leader Fund	710,156	710,156	710,156
GEM Great Consumer Fund	541,104	541,104	541,104
Global Dynamic Bond Fund	34,931	34,931	34,931

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

The tax character of dividends paid to shareholders during the tax year ended April 30, 2011 were as follows:

	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
GEM Sector Leader Fund	$37,399	$37,399	$37,399
Asia Sector Leader Fund	6,022	6,022	6,022
Brazil Sector Leader Fund	24,739	24,739	24,739

As of April 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
GEM Sector Leader Fund	$–	$(1,848,725)	$385,093	$(1,463,632)
Asia Sector Leader Fund	–	(1,269,987)	891,127	(378,860)
China Sector Leader Fund	–	(1,973,154)	340,897	(1,632,257)
Brazil Sector Leader Fund	307,855	(896,995)	(1,407,687)	(1,996,827)
GEM Great Consumer Fund	–	(812,677)	1,581,221	768,544
Asia Great Consumer Fund	–	(2,349,511)	1,751,402	(598,109)
Global Great Consumer Fund	135,515	–	1,115,064	1,250,579
Global Dynamic Bond Fund	15,996	(41,497)	10,262	(15,239)

At April 30, 2012, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GEM Sector Leader Fund	$16,783,076	$1,416,051	$(1,019,855)	$396,196
Asia Sector Leader Fund	11,609,176	1,183,427	(278,477)	904,950
China Sector Leader Fund	7,410,742	585,962	(245,064)	340,898
Brazil Sector Leader Fund	8,803,433	200,218	(1,605,867)	(1,405,649)
GEM Great Consumer Fund	14,100,752	2,244,705	(620,978)	1,623,727
Asia Great Consumer Fund	12,034,700	2,122,927	(311,284)	1,811,643
Global Great Consumer Fund	7,971,826	1,325,556	(203,643)	1,121,913
Global Dynamic Bond Fund	10,794,297	49,184	(38,123)	11,061

8.	New Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRSs”).” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2012

9.	Control Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of April 30, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Advisor, and representing ownership of 39%, 84%, 28%, 41%, 76%, 63% and 45% of the GEM Sector Leader Fund, China Sector Leader Fund, Brazil Sector Leader Fund, GEM Great Consumer Fund, Asia Great Consumer Fund, Global Great Consumer Fund and Global Dynamic Bond Fund, respectively. Mirae Asset Capital Co., Ltd. holds shareholder accounts of the Brazil Sector Leader Fund representing ownership of 33%.

10.	Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date of this filing. There are no subsequent events to report.

Mirae Asset Discovery Funds
April 30, 2012

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Mirae Asset Discovery Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Mirae Asset Discovery Funds (the “Funds”) comprised of comprised of the GEM Sector Leader Fund, Asia Sector Leader Fund, China Sector Leader Fund, Brazil Sector Leader Fund, GEM Great Consumer Fund, Asia Great Consumer Fund, Global Great Consumer Fund, and Global Dynamic Bond Fund as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mirae Asset Discovery Funds as of April 30, 2012, the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the two years or periods then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
June 27, 2012

Mirae Asset Discovery Funds
Supplemental Information
April 30, 2012 (unaudited)

Additional Federal Income Tax Information

For the year ended April 30, 2012, the following Funds paid qualified dividend income for purposes of reduced individual federal tax rates of:

Amount
GEM Sector Leader Fund	6.62%
Asia Sector Leader Fund	100.00%
China Sector Leader Fund	1.59%
Brazil Sector Leader Fund	7.75%
GEM Great Consumer Fund	11.30%

For the fiscal year ended April 30, 2012, the following Fund paid qualified interest income:

Amount
Global Dynamic Bond Fund	85.76%

For corporate shareholders the percentage of the total ordinary income dividends paid during the fiscal year ended April 30, 2012, qualify for the corporate dividends received deductions for the following Funds:

Amount
GEM Sector Leader Fund	0.29%
GEM Great Consumer Fund	0.65%

For the fiscal year ended April 30, 2012, the following Funds designated short-term capital gain distributions in the following amounts:

Amount
GEM Sector Leader Fund	$584,845
Asia Sector Leader Fund	1,282
China Sector Leader Fund	760,785
Brazil Sector Leader Fund	536,306
GEM Great Consumer Fund	541,104

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2012 are as follows:

	Foreign Source Income	Foreign Tax Expense
Brazil Sector Leader Fund	0.28	0.01

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2012. These shareholders will receive more detailed information along with their 2012 Form 1099-DIV.

Mirae Asset Discovery Funds
Trustees and Officers
April 30, 2012 (unaudited)

Board of Trustees:
Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held

Independent Trustees:

Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	8

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Credit Suisse Asset Management Funds (two closed-end and three open-end investment companies); Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Starcomms PLC (telecommunications company) from 2008 to 2011.

John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	President and Chief Compliance Officer of The Japan Fund from October 2002 to February 2008.	8	Director of Chirin Capital (hedge fund); Director of Progress Capital (hedge fund)

Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC since March 2008; Vice Chairman of One Capital Management from March 2008 to October 2008; Vice Chairman, Asset Management Regional Head, Americas of Credit Suisse from November 2006 to March 2008.	8	Director of Metropolitan Series Fund, Inc. (investment management); Director of The Commonfund (investment management); Director of Trilogy Global Advisors (investment management)

Interested Trustees:

Joon Kwun (1967)	Trustee	2011 to present	President and Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since September 2011; Managing Director of Anatole Advisors from May 2008 to September 2009; Managing Director, Head of Korean Equities, and Branch Manager for Goldman Sachs from March 2000 to April 2008.	8	None

Mirae Asset Discovery Funds
Trustees and Officers
April 30, 2012 (unaudited)

Officers:

Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Peter Graham (1964)	President	2011 to present

Head of Product Development & Marketing of Mirae Asset Global Investments (USA) LLC since November 2009; Head of Product Development & Management (US) of Credit Suisse Asset Management from February 2007 to May 2008.

Joyce LaPreta (1963)	Secretary	2010 to present	Chief Compliance Officer of Mirae Asset Global Investments (USA) LLC since August 2008; Director of Operation and Compliance of BCG Securities from September 2006 to August 2008.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007; Vice President of Spectrum Global Fund Administration from March 2007 to December 2007.

Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Compliance Services, LLC since October 2008; Counsel of Citi Fund Services from March 2005 to October 2008.

*  The business address of each Trustee and Officer is One Bryant Park, New York, New York 10036.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 1-888-335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds

To Make Investments

Regular Mail:	Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165

Express, Registered or Certified Mail:	Mirae Asset Discovery Funds 3435 Stelzer Road Columbus, Ohio 43219

Phone Number:	1-888-335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the “Trust”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust’s website at http://investments.miraeasset.us.

The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.

04/12

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b)

During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2012 and April, 30 2011, the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

	2011	$69,000
	2012	$86,500

	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

	2011	$12,000
	2012	$0

	The fees for 2011 relate to the review of two N-1A filings and audit of the Registrant’s seed financial statements.

(c)	Tax Fees:

	2011	$45,009
	2012	$71,184

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young, LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2011 and 2012 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

	2011	$0
	2012	$0

For the fiscal years ended April 30, 2012 and April 30, 2011, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)

Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)

For the fiscal years ended April 30, 2012 and April 30, 2011, the Aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable

Item 5.

 Audit Committee of Listed Registrants.

Not applicable.

Item 6.

 Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)

Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(b)

A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial Officer

Date	July 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter Graham
Peter Graham, President and Principal Executive Officer

Date	July 3, 2012

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial Officer

Date	July 3, 2012

* Print the name and title of each signing officer under his or her signature.